                          SCHEDULE 14A
                         (RULE 14A-101)
            INFORMATION REQUIRED IN PROXY STATEMENT
                    SCHEDULE 14A INFORMATION
       PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
                         THE GCG TRUST
        (Name of Registrant as Specified In Its Charter)
                         THE GCG TRUST
           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required.
[ ]  Fee  computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1)   Title  of  each  class  of securities  to  which  transaction applies:
     _____________________________________________________________
     (2)  Aggregate number of securities to which transaction applies:
     _____________________________________________________________
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     _____________________________________________________________
          (4)  Proposed maximum aggregate value of transaction:
     _____________________________________________________________
          (5)  Total fee paid:
     _____________________________________________________________
[ ]  Check  box if any part of the fee is offset as provided by Exchange
     Act   Rule  0-11(a)(2)  and  identify  the  filing  for  which  the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:
     ___________________________________
          (2)  Form, Schedule or Registration Statement No.:
     ___________________________________
          (3)  Filing Party:
     ___________________________________
          (4)  Date Filed:
     ___________________________________

THE GCG TRUST
1001 Jefferson Street, Wilmington, DE 19801
                                                            Tel: (800) 366-0066
                                                            Fax: (302) 576-3430

April 8, 1997

Dear GoldenSelect Contractowner:

  I'm writing to tell you about some very exciting changes concerning The GCG Trust (the "Trust") and to send you proxy materials for an upcoming special meeting of shareholders of the Trust that will be held on April 29, 1997. The Trust contains the mutual fund portfolios that serve as the investment vehicles for your GoldenSelect variable annuity and variable life insurance contracts.

  Directed Services, Inc. ("DSI"), the Trust's manager, has recommended and the Trustees of the Trust have approved the proposals in the proxy materials and recommend that you vote "FOR" the proposals on the enclosed proxy authorization. I urge you to review the attached proxy statement, to cast your vote, and to return promptly the enclosed proxy authorization in the envelope provided.

SUMMARY OF PROPOSALS REQUIRING SHARE APPROVAL AT SPECIAL SHAREHOLDERS MEETING

  Shareholders will be asked to vote for the following:

  . Changes in the investment objectives and policies of the Hard Assets
    Series to permit the Series to concentrate or invest more heavily in any one of the industries which comprise the "hard assets" group.

  . Ratification of the hiring of the following new portfolio managers:

      1. Pilgrim, Baxter & Associates, Ltd. for the All-Growth Series

      2. Putnam Investment Management, Inc. ("Putnam") for the Emerging Markets Series and the Managed Global Series

      3. Equitable Investment Services, Inc. for the Market Manager Series.

  . Changes in the investment objectives and policies of the Emerging Markets
    Series and the Managed Global Series to grant Putnam the opportunity to manage according to its style.

  Additionally, DSI is requesting an increase in the fee paid to DSI by the Emerging Markets Series comparable to the increase in fee to be paid to Putnam following shareholder approval. Except for increases in the compensation to be paid by DSI (not the Trust, except in the case of Emerging Markets), the terms of the new Portfolio Management Agreements are substantially similar in all material respects to the terms of the agreements they would replace.

TRUSTEES RECOMMEND APPROVAL

  The Trustees of the Trust have approved the proposals in the proxy materials and recommend that you vote "FOR" the proposals on the enclosed proxy card. I urge you to review the attached proxy statement, to cast your vote, and to return promptly the enclosed proxy authorization in the envelope provided.

                                          Sincerely,

                                          LOGO
                                          Terry L. Kendall
                                          President, The GCG Trust

                                 THE GCG TRUST

                       1001 JEFFERSON STREET, SUITE 400
                             WILMINGTON, DE 19801
                                 800-366-0066

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                APRIL 29, 1997

To the Shareholders of The GCG Trust:

  A Special Meeting ("Meeting") of the Shareholders of The GCG Trust ("Trust") will be held at 1001 Jefferson Street, Suite 400, Wilmington, Delaware, 19801, on April 29, 1997, at 10:00 a.m., local time. At the Meeting, shareholders of each of the several series of the Trust will be asked to approve certain proposals, as follows:

  1.Shareholders of the Hard Assets Series (formerly, the "Natural Resources Series"):

    a. To permit the Series to concentrate (i.e. invest more than 25% of its total assets) in any one of the industries that comprise the "hard assets" group, including real estate investment trusts.

    b. To approve a change in the Series' subclassification from "diversified" to "non-diversified," as defined by the Investment Company Act of 1940 ("1940 Act").

  2.Shareholders of the All-Growth Series:

    a. To approve a new Portfolio Management Agreement with Pilgrim, Baxter & Associates, Ltd.

    b. To approve an increase in the advisory fee paid to Pilgrim Baxter by the Trust's Manager, Directed Services, Inc. ("DSI"), and not by the Series.

  3.Shareholders of the Emerging Markets Series:

    a. To approve a new Portfolio Management Agreement with Putnam Investment Management, Inc. ("Putnam").

    b.(i) To approve an amendment to Management Agreement between the Trust and DSI as it relates to the Series, which amendment would increase the advisory fee paid by the Series to DSI; and

      (ii) To approve an increase in the fee payable to Putnam by DSI under the Portfolio Management Agreement with Putnam.

    c. To approve a change in the statement of the Series' investment objective from long-term growth of capital to long-term capital appreciation.

  4.Shareholders of the Managed Global Series:

    a. To approve a new Portfolio Management Agreement with Putnam.

    b. To approve an increase in the advisory fee paid to Putnam by DSI (not the Series).

    c. To approve a change in the statement of the Series' investment objective from total return to capital appreciation.

  5.Shareholders of the Market Manager Series:

    To approve a new Portfolio Management Agreement with Equitable Investment Services, Inc.


  6.Shareholders of All Series:

    a.To elect four Trustees to hold office until their successors are duly elected and qualified.

    b.To transact such other business as may properly come before the Meeting.

  The Board of Trustees has fixed the close of business on February 28, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                          By Order of the Board of Trustees
                                          LOGO
                                          Myles R. Tashman
                                          Secretary

April 8, 1997

YOUR VOTE IS IMPORTANT! PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE.

IF YOU SIGN, DATE AND RETURN THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF ALL PROPOSALS NOTICED ABOVE.

                                 THE GCG TRUST
                       1001 JEFFERSON STREET, SUITE 400
                             WILMINGTON, DE 19801
                                 800-366-0066

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        SPECIAL MEETING OF SHAREHOLDERS

                                APRIL 29, 1997

  The enclosed proxy is solicited by the Board of Trustees (the "Board") of The GCG Trust (the "Trust") of proxies to be voted at a Special Meeting of the Shareholders of the Trust, and at any and all adjournments thereof (the "Meeting"), to be held at 1001 Jefferson Street, Suite 400, Wilmington, Delaware, 19801, on April 29, 1997, at 10:00 a.m. local time. The approximate mailing date of this Proxy Statement and accompanying form of proxy is April 9, 1997.

  The Board has fixed the close of business on February 28, 1997, as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Trust entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and a fractional vote for each fractional Share.

  The presence in person or by proxy of the holders of 30% of the outstanding Shares is required to constitute a quorum at the Meeting. As of the Record Date, the sole shareholders of the Series were participating insurance companies. Since participating insurance companies are the legal owners of the Shares, attendance by the participating insurance companies at the meeting will constitute a quorum under the Trust's Amended and Restated Agreement and Declaration of Trust. Shares beneficially held by Variable Contract Owners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting.

  In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of the shareholders based on a consideration of all relevant factors including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. A vote may be taken on a proposal in this Proxy Statement for the Trust prior to any adjournment if sufficient votes have been received for approval of that proposal.

  The Trust is comprised of 16 operational portfolios or "Series" of the Trust. Shares of each Series currently are offered to insurance company separate accounts to serve as an investment medium for variable annuity contracts and variable life insurance policies (collectively, "Variable Contracts") issued by insurance companies. Some of these separate accounts are registered with the Securities and Exchange Commission as investment companies. In accordance with interpretations of the Investment Company Act of 1940 (the "1940 Act"), each insurance company ("Participating Insurance Company") issuing a Variable Contract funded by a registered separate account for which the Trust serves as an investment medium is required to request voting instructions from the owners of the Variable Contracts ("Variable Contract Owners") and to furnish a copy of this Proxy Statement to Variable Contract Owners. Further, each such insurance company will vote Shares or other voting interests in the separate account in proportion to the voting instructions received from Variable Contract Owners. The insurance company is also required to vote Shares of the Series held in each registered separate account for which it has not received instructions in the same proportion as it votes Shares held by that separate account for which it has received instructions. Shares held by an insurance company in its general account, if any, must be voted in the same proportion as the votes cast with respect to Shares held in all of the insurer's registered separate accounts, in the aggregate. Variable Contract Owners permitted to give instructions for the Series and the number of Shares for which such instructions may be given for purposes of voting at the Meeting, and at any adjournment thereof, will be determined as of the Record Date for the Meeting. In connection with the solicitation of such instructions from Variable Contract Owners, it is expected that Participating Insurance Companies will furnish a copy of this Proxy Statement to Variable Contract Owners. The Participating Insurance Companies have fixed the close of business on April 28, 1997, as the last day on which voting instructions will be accepted.

  The Trust knows of no items of business other than those mentioned in the Notice of Meeting that accompanies this Proxy Statement to be presented at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment.

                                 INTRODUCTION

  As described in the Trust's prospectus, investment management services are provided to the Trust and to each of its several Series by Directed Services, Inc. ("DSI" or the "Manager"). Subject to the supervision and approval of the Board and approval of the shareholders of the respective Series, DSI is responsible for engaging various investment advisory organizations (each, a "Portfolio Manager") to provide portfolio management services to the respective Series. DSI is also responsible for monitoring and evaluating the performance of the various Portfolio Managers. DSI has formulated a portfolio management strategy for the Trust that would encourage the Trust's growth and provide a range of investment opportunities for the Participating Insurance Companies and their Variable Contract Owners. DSI has come to believe that the Trust's interests--and those of its shareholders--would best be served by creating, through the medium of the Trust' several series, a matrix of diverse but complimentary investment portfolios. As the Trust's Manager, DSI believes that the best way to accomplish this goal is to employ Portfolio Managers whose differing styles cover the investment spectrum, from those that favor value-oriented investing to aggressive growth. DSI believes that the proposals set forth in this Proxy Statement represent several steps toward making this goal a reality. Some of these proposals would, if approved by shareholders, ratify certain investment advisory organizations recently engaged to serve the Trust's Series. Others would modify the investment policies, objectives and/or restrictions of certain of the Trust's Series, in order to give the respective Portfolio Managers more investment flexibility to invest effectively. Each proposal in this Proxy Statement was presented to a meeting of the Trust's Board of Trustees ("Board") with the recommendation of DSI, and each been considered and approved by the Board, including those Board members ("Independent Trustees") who are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940 ("1940 Act").

PROPOSALS RELATING TO INVESTMENT ADVISORY ARRANGEMENTS

  At the Meeting, shareholders of the All-Growth, Emerging Markets and Managed Global Series are being asked to approve investment advisory contracts with Pilgrim Baxter & Associates, Ltd. in the case of the All-Growth Series and Putnam Investment Management, Inc. in the case of the Emerging Markets and Managed Global Series. Although agreements with each of these organizations are already effective (as permitted by Section 15(a) and rule 15a-4 of the 1940 Act), the shareholders of each affected Series must ratify the Portfolio Manager selected by the Board within 120 days of the effective date of a new Portfolio Manager's contract (each, a "Portfolio Management Agreement"). Information about each of the new Portfolio Managers, as well as the text of the separate Portfolio Management Agreements, are included in the several exhibits to this Proxy Statement. Approval of the respective Portfolio Management Agreements requires the approval of "a majority of the outstanding voting securities" of the Series to which it relates. Under the 1940 Act, this term means (i) 67% of the outstanding securities of the Series involved represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding securities of such Series, whichever is less.

PROPOSALS RELATING TO CHANGES IN INVESTMENT POLICIES

  As noted above, DSI, together with certain of the Portfolio Managers, have proposed that certain of the fundamental investment policies of the Hard Asset Series (formerly, the Natural Resources Series), the Emerging Markets Series and the Managed Global Series be modified. These changes may not, however, be implemented unless and until shareholders of the affected Series have approved them. At the Meeting, shareholders of each affected Series will be asked to do so. As is the case with respect to the Portfolio Management Agreements, approval of the proposed changes in investment policies also requires the approval of a majority of the outstanding voting securities of the Series to which the proposed change relates. Details regarding the scope of the changes proposed and their impact appears as part of the discussion of each proposal, together with disclosure of those non-fundamental policies that the Board has approved and for which specific shareholder approval is not required.

ELECTION OF TRUSTEES

  Finally, all shareholders will be asked to elect four new Trustees to the Trust's Board of Trustees. Election of the Trustees requires the approval of the holders of a majority of the outstanding voting securities of the Trust as a whole.

SUMMARY OF PROPOSALS

  The table below summarizes the several proposals to be presented at the Meeting and the Series to which each relates.

                  CHANGE IN INVESTMENT ADVISORY CHANGES IN INVESTMENT POLICIES,
SERIES                    ARRANGEMENTS             RESTRICTION OR OBJECTIVES    PAGE REFERENCE
------            ----------------------------- ------------------------------- --------------
Hard Assets                                     Proposal 1A                           5
                                                Proposal 1B                           6
All Growth        Proposal 2                                                          7
                  Proposal 2B                                                         8
Emerging Markets  Proposal 3A                   Proposal 3C                         9, 11
                  Proposal 3B(i)                                                      10
                  Proposal 3B(ii)                                                     10
Managed Global    Proposal 4A                                                         12
                  Proposal 4B                                                         13
                  Proposal 4C                                                         13
Market Manager    Proposal 5                                                          14
ALL SERIES        Proposal 6                    ELECTION OF TRUSTEES                  15

ANNUAL REPORT

  The Trust's 1996 Annual Report to Shareholders was mailed to Shareholders on or about February 26, 1997. IF YOU SHOULD DESIRE AN ADDITIONAL COPY OF AN ANNUAL REPORT, IT CAN BE OBTAINED, WITHOUT CHARGE, FROM DSI BY CALLING (800) 366-0066.

                 PROPOSALS RELATING TO THE HARD ASSETS SERIES

  SUMMARY OF PROPOSED CHANGES IN THE INVESTMENT POLICIES. The Hard Assets Series (formerly known as the "Natural Resources Series") seeks long-term capital appreciation. The Series seeks to achieve this objective by investing at least 65% of its assets in equity and debt securities of companies engaged in the exploration, development, production, management or distribution of natural resources, which includes not only timber, mineral and water resources, but also precious and strategic metals and certain real estate related investments. At a meeting of the Trustees held earlier this year, DSI recommended the adoption of several modifications in the Series investment policies, including a change in the name of the Series from "Natural Resources Series" to the "Hard Assets Series" and an increase in the extent to which the Series may invest in real estate investment trusts ("REITs"). These modifications, each of which was approved by the Trustees, do not require shareholder approval and have already been implemented. A description of these changes is set forth below under the heading "Changes in the Non-fundamental Investment Policies of the Hard Assets Series." A complete description of the investment objective and policies of the Hard Assets Series including the revised policies adopted by the Board and reflecting the changes submitted for shareholder approval, is in Appendix 1. See the Trust's prospectus for a description of the current investment policies of the Hard Assets Series.

  At the same meeting, DSI also recommended that the Trustees approve certain changes in the Series' fundamental policies. Such changes must be approved by the Series' shareholders before they may be implemented. First, it is proposed that the Series be permitted to concentrate its investments in any one of the several industries that comprise the hard assets sector, including for this purpose, REITs. Second, it is proposed that the Series change its classification from "diversified" to "non-diversified." Each of these proposed changes are described separately.

THE BOARD OF TRUSTEES HAS APPROVED EACH OF THESE PROPOSALS AND RECOMMENDS THAT
                      YOU VOTE "FOR" PROPOSALS 1A AND 1B.

  DISCUSSION OF PROPOSAL 1A. If this proposal is approved by the shareholders of the Hard Assets Series, the Series will be permitted to concentrate its investments (i.e. invest more than 25% of its total assets) in any one of the industries that comprise the hard assets group, including real estate related investments and real estate investment trusts ("REITs").

    Under existing investment restrictions, a series of the Trust may not:

  "invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply...... to the [Hard Assets Series], which will normally invest more than 25% of its total assets in the group of industries engaged in natural resources activities, provided that such concentration..... is permitted under tax law requirements for regulated investment companies that are investment vehicles for variable contracts.''

  The Trustees recommend that shareholders of the Series modify this fundamental investment limitation as it applies to the Hard Assets Series, as follows:

  "[A series of the Trust ] may not invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to the Hard Assets Series, which is permitted to concentrate its investment in any individual industry within the "hard assets" sector, provided that such concentration ... is permitted under tax law requirements for regulated investment companies that are investment vehicles for variable contracts. For purposes of this restriction, the "hard assets" sector includes securities issued by companies that are, directly or indirectly, engaged (through supplier relationships, servicing agreements or otherwise) in the exploration, development, production, management or distribution of one or more of the following: (a) precious metals; (b) ferrous and non-ferrous metals; (c) gas, petroleum, petrochemicals or other hydrocarbons; (d) forest products;
  (e) real estate, including real estate investment trusts; and (f) other basic non-agricultural commodities."

  Adoption of the proposed amended limitation would permit the Series to invest more than 25% of its assets in the securities of individual industries within the hard assets sector. In addition, the proposed amended limitation would specifically include real estate related investments and REITs within the hard assets sector, and thus effectively permit the Series to invest more than 25% of its assets in securities issued by REITs. Under the existing policies, the Series may not invest more than 25% in REITs.

  If approved by the Series shareholders, the amended limitation will permit more than 25% of the Series assets to be invested in a single industry within the hard assets sector. It also makes plain that REITs are within the hard assets sector for purposes of the Series investments. Implementation of the proposal may increase the volatility associated with the Series. For example, because companies in a single industry are often faced with the same economic cycles, obstacles, issues, or regulatory burdens, and their securities may react similarly and move in response to developments or market conditions, a fund that concentrates in a single industry may be more susceptible to economic changes affecting that industry than a fund that does not similarly concentrate in a single industry. Under the Series' current limitation, the Series may not invest more than 25% of its total assets in any individual industry, although it is generally required to invest at least 65% of its assets in the hard assets sector as a whole. Shareholders should be aware that REITs are dependent upon the skill of their management and, like all real estate related investments, are subject to the risk of adverse business cycles, declines in the value of the underlying real estate or of any credit extended, increases in taxes and other operational expenses. REITs may also be subject to heavy cash flow dependency, defaults by borrowers and self liquidation. Special investment risk related to investments in other areas of the hard assets sector, including investment in companies predominately engaged in gold operations, is included in that portion of the Trust's prospectus relating to the Hard Assets Series.

  DISCUSSION OF PROPOSAL 1B. If this proposal is approved by the shareholders of the Hard Assets Series, the Series' subclassification under the 1940 Act will be changed from "diversified" to "non-diversified," as defined in that Act.

  The Series is currently classified as a diversified company for purposes of the 1940 Act. This means that, as a matter of fundamental policy, the Series may not invest in a security if, with respect to 75% of its total assets, more than 5% of such assets would be invested in the securities of any one issuer, or if the Series would, as a result, hold more than 10% of the outstanding voting securities of any one issuer.

  It is the view of management that the fundamental restriction described above limits the Series' flexibility within its relatively narrow market sector. For this reason, the Trustees recommend that shareholders approve its elimination. The effect of such approval would be to change the Series' classification to that of a non-diversified fund. If this Proposal 1B is approved, it is anticipated that the Series will have additional investment flexibility to invest within its relatively narrow investment universe. It should be noted, however, that as a non-diversified fund, the Series' net asset value per share could be more volatile. This is so because non-diversified funds may have greater levels of investments in a single issuer than diversified funds, and thus, the performance of a single issuer can have a more substantial impact on a non-diversified fund's share price than on the share price of a diversified fund.

  Although adoption of this Proposal 1B would eliminate the need for the Series to comply with the 75% diversification test of the 1940 Act described above, the Series would nevertheless be required to meet the diversification test imposed by Subchapter M of the Internal Revenue Code. Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the Series' total assets are invested in securities of any one issuer.

  CHANGES IN THE NON-FUNDAMENTAL INVESTMENT POLICIES OF THE HARD ASSETS SERIES. In addition to the modifications described above, the Trustees have approved a policy that, under normal circumstances, the Series will invest at least 65% of its total assets in securities issued by companies in the hard assets sector, including certain derivative investments, whose value is linked to the price of any hard asset commodity or related commodity index. Derivatives in which the Series may invest include futures contracts, forward contracts, options, swaps and structured notes and other similar securities as may become available in the market. These instruments offer certain opportunities but are subject to certain risks, such as the potential for periods of extreme volatility and illiquidity, exposure to the creditworthiness of a counterparty to meet obligations, as well as resulting difficulties in their valuation. The Series may also invest up to 10% of its assets in asset-backed securities, such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities the value of which may not be linked to any hard asset. Finally, subject to approval of Proposals 1A and 1B, the Board has approved a non-fundamental policy that under normal market conditions the Series will invest at least 5% in each of the first five of the hard asset sectors listed in the proposed investment restrictions described in Proposal 1A.

                  PROPOSALS RELATING TO THE ALL-GROWTH SERIES

  SUMMARY OF NEW PORTFOLIO MANAGEMENT ARRANGEMENTS. The investment objective of the All-Growth Series is capital appreciation. The Series seeks to achieve its objective through investment in securities selected on the basis of fundamental investment research for their long-term growth prospects. During the period July 1, 1994 through February 2, 1997, Warburg Pincus Counsellors, Inc. (hereinafter, "Warburg Pincus" or the "Prior Manager") served, pursuant to the terms of a separate agreement ("Prior Agreement"), as the portfolio manager of the All-Growth Series. At a meeting of the Board held on January 23, 1997, the Board approved the termination of the Prior Agreement and the engagement of Pilgrim, Baxter & Associates, Ltd. ("Pilgrim Baxter") pursuant to an agreement among DSI, Pilgrim Baxter and the Trust (the "Pilgrim Agreement"). The Pilgrim Agreement first became effective on February 3, 1997, and the Prior Agreement terminated on February 2, 1997. The terms and conditions of the Pilgrim Agreement, including the portfolio management fee, are substantially the same as those of the Prior Agreement. Under the 1940 Act, shareholder ratification of the Pilgrim Agreement is required within 120 days of the date on which the Pilgrim Agreement became effective.

  At the March 4, 1997 meeting, the Board also considered and, subject to the approval of the shareholders of the Series, approved a proposal to amend the Pilgrim Agreement to increase from an annual rate of 0.50% of the average daily net assets of the Series to 0.55% the fee to be paid by DSI (not the Series) to Pilgrim Baxter. Although the proposed fee amendment will have no effect upon the expenses borne by the Series, the amendment cannot become effective unless and until approved by the shareholders of the Series. Both the Pilgrim Agreement and the related fee amendment are discussed separately below.

  If both the Pilgrim Agreement and the related fee amendment are approved by the shareholders of the All-Growth Series, the fee amendment to the Pilgrim Agreement will become effective on the first day of the month following the date of shareholder approval and, unless sooner terminated, the Pilgrim Agreement will remain in force, as amended, until February 3, 1999. The Pilgrim Agreement will continue in effect from year to year thereafter in accordance with its terms. If the Pilgrim Agreement (Proposal 2A) is approved but the fee amendment (Proposal 2B) is not approved, the Pilgrim Agreement will continue in effect as described and Pilgrim Baxter will be entitled to compensation for its services at the rate currently specified in that agreement. If the shareholders of the Series should fail to approve the Pilgrim Agreement, the Board of Trustees will determine the appropriate action to take.

                THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                          "FOR" PROPOSALS 2A AND 2B.

  DISCUSSION OF PROPOSAL 2A. If this proposal is approved by shareholders of the All-Growth Series, Pilgrim Baxter will continue to serve as the Portfolio Manager of the Series in accordance with the Portfolio Management Agreement currently in effect.

  CONSIDERATIONS OF THE BOARD. At a meeting of the Board held on January 23, 1997, the Board, including a majority of the Independent Trustees, approved the Pilgrim Agreement. The Board considered information provided to it relating to the management style and past performance record of the Prior Manager and Pilgrim Baxter. The Board was also presented with information relating to the nature and quality of the services to be provided by Pilgrim Baxter, the background and experience of those individuals who would be responsible for making day-to-day investment decisions with respect to assets of the Series and other registered investment companies to which Pilgrim Baxter provides investment advisory services. The Board also considered the fact that the terms and conditions pursuant to which Pilgrim Baxter would provide its services were substantially the same as those contained in the Prior Agreement.

  DESCRIPTION OF THE PILGRIM AGREEMENT. The terms and conditions set forth in the Pilgrim Agreement are identical to those contained in the Prior Agreement except for the description of the portfolio manager, the effective and termination dates, and the modification of certain provisions relating to the obligation of DSI to indemnify Pilgrim Baxter under certain circumstances. Both agreements require the portfolio manager, subject to the overall supervision of the Board, to provide a continuous investment program for the assets of the Series, or that portion of such assets as may be, from time to time allocated to it. Under both agreements, the named portfolio manager is responsible for, among other things, for the provision of investment research and management of all investments and the selection of brokers and dealers through which securities transactions are executed. The agreements each also provide that the portfolio manager will not be liable to the Trust for any act or omission connected with or arising out of any services rendered under the agreement, except losses that may be sustained by reason of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of the portfolio manager. Each of the agreements also provides for its termination, at any time and without penalty, either by the Trust, DSI or by the portfolio manager, in each case upon 60 days' written notice, and for its termination in the event of an "assignment" as described in the 1940 Act.

  If approved at the Meeting, the Pilgrim Agreement will continue in effect for two years from its effective date, unless sooner terminated. Thereafter, unless sooner terminated, the Pilgrim Agreement shall continue in effect from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the Series' outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust's Independent Trustees. The Prior Agreement was last approved by the Board (including the Independent Trustees) at a meeting of the Board held on June 10, 1996 and by the shareholders of the Series on July 29, 1996. Had it not been terminated by the Board as described above, the Prior Agreement would have continued in effect thereafter from year to year so long as such continuation were approved by the Trust's Board in accordance with the 1940 Act.

  DISCUSSION OF PROPOSAL 2B. If this proposal is approved by shareholders of the All-Growth Series, the advisory fee paid to Pilgrim Baxter by DSI (not the Series) under the Pilgrim Agreement would increase from an annual rate of 0.50% of the average daily net assets of the Series to 0.55%.

  The table below illustrates the impact that the proposed fee increase would have had on the Series and its shareholders if it had been in effect for the Trust's fiscal year ended December 31, 1996.

                                HYPOTHETICAL FEES
                                   FOR 1996 HAD
                                   PROPOSED FEE
                                 INCREASE BEEN IN                 PRO FORMA
     ACTUAL FEES 1996                 EFFECT                      CHANGE (%)
   ----------------------      --------------------------    --------------------------
                                                             % CHANGE
                                                                IN          % CHANGE
                PAID  TO                      PAID  TO         FEES            IN
   PAID BY        PRIOR        PAID  BY         PRIOR          PAID           FEES
    SERIES       MANAGER        SERIES         MANAGER          BY            PAID
    TO DSI       BY  DSI        TO  DSI        BY  DSI        SERIES         BY  DSI
   -------      --------       --------       --------       --------       --------
   $910,039     $458,750       $910,039       $504,625           0%            10%

  CONSIDERATION BY THE BOARD. During the course of efforts to engage a new portfolio manager for the Series, DSI apprised the Board of on-going discussions with Pilgrim Baxter regarding the level of the advisory fee to be paid to Pilgrim Baxter. DSI requested that, subject to the approval of the Series' shareholders, that the Board approve an amendment to the Pilgrim Agreement that would permit DSI to increase the rate of the fee payable by DSI (and not the Series) to Pilgrim Baxter under the Pilgrim Agreement from 0.50% of the Series' average daily net assets to 0.55% of such assets. The Trustees, including the Independent Trustees, unanimously approved DSI's proposal. In doing so, the Trustees determined that the proposed increased advisory fee rate was reasonable in light of the nature and quality of the services to be provided to the Series by Pilgrim Baxter. The Trustees also considered the fact that the Series would not bear any additional expense as a result of the proposed increase.

               PROPOSALS RELATING TO THE EMERGING MARKETS SERIES

  SUMMARY OF NEW PORTFOLIO MANAGEMENT ARRANGEMENTS. The Emerging Markets Series seeks to achieve long-term growth of capital by investing primarily in equity securities of companies that are considered to be in emerging market countries. During the period October 4, 1993 through February 28, 1997, Bankers Trust Company (hereinafter, "Bankers Trust" or the "Prior Manager") served, pursuant to the terms of a separate agreement ("Prior Agreement"), as the portfolio manager of the Emerging Markets Series. At a meeting of the Board held earlier this year, the Board approved a proposal ("Putnam engagement") to engage Putnam Investment Management, Inc. ("Putnam") on behalf of the Series pursuant to an agreement among DSI, Putnam and the Trust ("Putnam Agreement"). Under the Putnam Agreement, which first became effective on March 1, 1997, Putnam is entitled to receive a portfolio management fee calculated at the annual rate of 0.75% of the Series average daily net assets from DSI (not the Series). This fee is the same as the fee received by the Prior Manager under the Prior Agreement. The Putnam engagement must be approved by the Series' shareholders within 120 days of the effective date of the Putnam Agreement in order for the Putnam Agreement to continue after such 120 day period.

  At the March 4, 1997 meeting, the Board also approved two additional and related proposals. The first would, if approved by the Series shareholders, increase the fee payable to Putnam by DSI under the Putnam Agreement. The second would amend the Management Agreement between the Trust and DSI ("DSI Management Agreement") to increase the fee paid by the Series to DSI in an amount that generally corresponds to the increased fee that DSI would be required to pay to Putnam if the fee increase sought by Putnam becomes effective. Both the Putnam fee increase and the amendment to the DSI Management Agreement must be approved by shareholders in order for either proposal to be implemented.

  SUMMARY OF PROPOSED CHANGES. The Series' current investment objective is to "seek long-term growth of capital." It is proposed that this objective be restated to as follows: "The investment objective of the Emerging Markets Series is to seek capital appreciation." The purpose of this change is to clarify the Series' ability to invest to a significant degree in securities issued by smaller capitalization companies.

  Each of the above proposals are discussed separately below.

   THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 3A, 3B(I),
                                3B(II), AND 3C.

  DISCUSSION OF PROPOSAL 3A. If this proposal is approved by shareholders of the Emerging Markets Series, Putnam will continue to serve as the Portfolio Manager of the Series in accordance with the Putnam Agreement as currently in effect and at the same portfolio management fee rate as was paid under the Prior Agreement.

  CONSIDERATION BY THE BOARD OF THE PUTNAM ENGAGEMENT. At meetings of the Board held earlier this year, the Board, including a majority of the Independent Trustees, approved the Putnam Agreement. In approving the Putnam engagement, the Board considered the particular investment style favored by Putnam and in accordance with which Putnam is expected to manage the Series' portfolio. The Board also considered information relating to the nature and quality of the services to be provided by Putnam, the depth and resources of the Putnam organization, and the background and experience of those individuals who would be responsible for making day-to-day investment decisions with respect to assets of the Series and other registered investment companies to which Putnam provides investment advisory services.

  COMPARISON OF THE PUTNAM AGREEMENT AND THE PRIOR AGREEMENT. The Putnam Agreement provides for the provision by Putnam of substantially similar services as those provided by the Prior Manager. Both the Prior Agreement and the Putnam Agreement require the portfolio manager, subject to the overall supervision of the Board, to provide a continuous investment program for the assets of the Series. Under both agreements, the named portfolio manager is responsible, among other things, for the provision of investment research and management of all investments and the selection of brokers and dealers through which securities transactions are executed. The agreements each also provide that the portfolio manager will not be liable to the Trust for any error of judgment or mistake of law, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of the portfolio manager. Each of the agreements provides for its termination, at any time and without penalty, either by the Trust, DSI, or by the portfolio manager, in each case upon 60 days' written notice; the agreements also provide for termination in the event of an "assignment" as defined in the 1940 Act.

  The Prior Agreement provided that the Prior Manager would receive an annual fee of .75% of the Series' average daily net assets. The Putnam Agreement provides for the payment to Putnam of an identical fee, but further provides for an increase in that fee, if such increase is approved by shareholders of the Series. (As noted above, such fee increase may not be implemented unless and until the shareholders of the Series approve the increase; Proposal 3B below, requests the approval of the shareholders of the Emerging Markets Series for the proposed increase.)

  The structure of the Putnam Agreement also differs from the Prior Agreement in that the Putnam Agreement is designed to cover portfolio management services provided by Putnam to the Trust's Managed Global Series. (A proposal requesting that shareholders of the Managed Global Series approve the Putnam Agreement with respect to the Managed Global Series is included later in this Proxy Statement.) The Prior Agreement was last approved by the Board (including the Independent Trustees) at a meeting of the Board held on June 10, 1996, and by the shareholders of the Series on July 29, 1996. Had it not been terminated by the Board as described above, the Prior Agreement would have continued in effect thereafter from year to year so long as such continuation were approved by the Trust's Board in accordance with the 1940 Act. If the shareholders of the Series should fail to approve the Putnam Agreement, the Board of Trustees will determine the appropriate action to take.

  DISCUSSION OF PROPOSALS 3B(I) AND 3B(II). If both of these proposals are approved, the portfolio management fee payable by DSI to Putnam under the Putnam Agreement, and the fee payable by the Series to DSI, would be increased.

  CONSIDERATION BY THE BOARD. During the course of efforts to engage a new portfolio manager for the Series, DSI apprised the Board of on-going discussions with Putnam regarding the level of the advisory portfolio management fee paid to the Prior Manager and those provisions of the Putnam Agreement that contemplate, subject to shareholder approval, an increase in such portfolio management fee. In particular, DSI expressed its view that Putnam would likely be willing to assume the role of Portfolio Manager for the Series at the current rate of compensation only temporarily. In light of this, DSI requested that the Putnam Agreement be amended to permit DSI to increase the advisory fee payable to Putnam from an annual fee of 0.75% of the Series' average daily net assets to the following fee schedule: for the first $150 million of assets, 1.00% of the Series' average daily net assets; for the next $150 million in assets, 0.95% of such assets; and for assets over $300 million, 0.85% of such assets.

  To cover the cost to DSI of paying such increased advisory fee to Putnam, DSI also requested that the Trustees approve an increase in the management fee payable by the Series to DSI to 1.75% of the Series' average daily net assets. Under DSI's existing contract, which was last approved by the Trustees on June 10, 1996 and by the shareholders on July 29, 1996, DSI is entitled to receive from the Series a fee of 1.50% of the Series' average daily net assets. That contract further provides that DSI will be responsible for providing or procuring at its own expense, in addition to investment advisory services, all administrative and other services reasonably necessary for the ordinary operation of the Series. Because DSI is responsible for paying Putnam, DSI retains the difference between the fee payable to Putnam and the total fee paid to it by the Series. As proposed, the DSI fee does not include "break points" as does the proposed Putnam fee schedule. At such time as the break points in the Putnam are reached, the percentage of DSI's management fee payable to Putnam would decrease, and DSI's retention would increase correspondingly.

  In approving the proposed fee increase and concluding that such increase was reasonable, the Trustees considered representations made by officers of DSI to the effect that, at the Series' current asset levels, fees received by DSI from the Series were insufficient to cover expenses incurred by DSI in managing the Series. The Trustees also considered the investment style favored by Putnam, the nature and quality of the services historically provided by that firm, and its depth and resources.

  The table below shows the impact that the proposed fee increase would have had on the expenses of the Series (exclusive of any expenses associated with Variable Contracts including sales load, if any) had it been in effect for the Trust's fiscal year ended December 31, 1996.

        SERIES AT CURRENT FEES                           SERIES AT PROPOSED FEES
   ----------------------------------------          ------------------------------------------------
                OTHER              TOTAL                              OTHER              TOTAL
   FEES        EXPENSES           EXPENSES           FEES            EXPENSES           EXPENSES
   ----        --------           --------           ----            --------           --------
   1.50%         0.05%              1.55%            1.75%             0.05%              1.80%

  The table below illustrates the impact that the proposed fee increase would have had on the Series and its shareholders if it had been in effect for the Trust's fiscal year ended December 31, 1996.

                                  HYPOTHETICAL FEES FOR
                                  1996 HAD PROPOSED FEE
                                    INCREASE BEEN IN
                                         EFFECT                          PRO FORMA
     ACTUAL FEES 1996             -----------------------------         CHANGE (%)
   -----------------------                                          ---------------------------
                 PAID TO                           PAID TO          %CHANGE         %CHANGE
   PAID BY        PRIOR           PAID BY           PRIOR           IN FEES         IN FEES
    SERIES       MANAGER           SERIES          MANAGER          PAID BY         PAID BY
    TO DSI        BY DSI           TO DSI           BY DSI          SERIES            DSI
   -------       --------         --------         --------         -------         -------
   $791,005      $395,503         $922,987         $527,337          16.7%             33%

  If Proposal 3A, 3B(i) and 3B(ii) are approved by the Series' shareholders, the portfolio management fee payable to Putnam by DSI with respect to Putnam's services to the Series will begin being calculated in accordance with the new (higher) fee schedule on the first day of the month following the date of shareholder approval, and, unless sooner terminated, the Putnam Agreement will remain in force, as amended, until March 1, 1999. Thereafter, the Putnam Agreement shall continue in effect from year to year in accordance with its terms for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the Series' outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust's Independent Trustees.

  If Proposal 3A is approved by the Series' shareholders and either Proposal 3B(i) or 3B(ii) are not approved, both the Putnam Agreement and the Management Agreement will continue in effect in the manner noted above, except that the proposed fee increase will not take effect.

  DISCUSSION OF PROPOSAL 3C. If this proposal is approved by shareholders of the Emerging Markets Series, the investment objective of the Series will be changed to reflect the objective of capital appreciation. This change is intended to permit more flexibility to invest in small capitalization companies.

  As currently in effect, the Series investment objective is long-term growth of capital. DSI and Putnam discussed and DSI then later recommended to the Board that the Series objective be restated as "long-term capital appreciation." During the course of its deliberations, the Board of Trustees considered the views expressed by DSI and Putnam, to the effect that the recommended investment objective is intended to more clearly afford Putnam sufficient flexibility to invest in small capitalization companies and would presumably permit Putnam to manage in a fashion believed to be consistent with its investment approach. In light of this, the Trustees approved, subject to the approval of the shareholders of the Series, the proposal to substitute the words "capital growth" with the words "capital appreciation" in the Series' objective.

  Investments in securities issued by smaller capitalization companies, which includes companies with market capitalizations of $1 billion or less may involve special risks. Issuers of such securities may have limited product lines, markets or financial resources and may be dependent on a limited management group. These securities may also trade less frequently and in smaller volume than more widely held issues, and their value may fluctuate more sharply in response to general market movements or other factors. Finally, there may be less information available about such companies and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

                PROPOSALS RELATING TO THE MANAGED GLOBAL SERIES

  SUMMARY OF NEW PORTFOLIO MANAGEMENT ARRANGEMENTS. The investment objective of the Managed Global Series is to seek high total investment return consistent with a prudent regard for capital preservation. In seeking this objective, the Series policy is to employ an asset allocation strategy involving a wide range of investment and market sectors throughout the world. During the period July 1, 1994 through February 28, 1997, Warburg Pincus Counsellors, Inc. (hereinafter, "Warburg Pincus" or the "Prior Manager") served, pursuant to the terms of a separate agreement ("Prior Agreement"), as the portfolio manager of the Managed Global Series. At a meeting of the Board held earlier this year, the Board approved the termination of the Prior Agreement and the engagement of Putnam Investment Management, Inc. ("Putnam") pursuant to an agreement among DSI, Putnam and the Trust ("Putnam Agreement"). Under the Putnam Agreement, which first became effective on March 1, 1997, Putnam is entitled to receive from DSI (not the Series) a portfolio management fee calculated at the annual rate of 0.60% of the Series average daily net assets with respect to the first $500 million of the Series average daily net assets, and 0.50% of such assets above $500 million. This fee is the same as the fee received by the Prior Manager under the Prior Agreement. The Putnam engagement must be approved by the Series' shareholders within 120 days of the effective date of the Putnam Agreement in order for the Putnam Agreement to continue after such 120 day period.

  At the same meeting, the Board also approved an increase in the annual fee payable to Putnam by DSI (and not the Series) under the Putnam Agreement, as follows: for the first $500 million of the Series average daily net assets, 0.70%, and 0.60% of such assets above $500 million. Although the fee increase would not affect the Series expenses, as DSI and not the Series is responsible for fees payable to a portfolio manager, the proposed fee must be approved by the Series' shareholders in order for either proposal to be implemented.

  SUMMARY OF PROPOSED CHANGES IN THE INVESTMENT POLICIES OF THE MANAGED GLOBAL SERIES. It is proposed that the Series replace its existing investment objective, which emphasizes total return and generally includes an income component, with an objective of seeking capital appreciation, with income as only an incidental consideration in selecting investments. A complete description of the investment objectives and policies of the Managed Global Series, including the revised investment policies adopted by the Board and reflecting the change in investment objective submitted for shareholder approval, is in Appendix 2. See the Trust's prospectus for a description of the current investment policies of the Managed Global Series.

                THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                        "FOR" PROPOSALS 4A, 4B AND 4C.

  DISCUSSION OF PROPOSAL 4A. If this proposal is approved by shareholders of the Managed Global Series, Putnam will continue to serve as the Portfolio Manager of the Series in accordance with the Putnam Agreement as currently in effect and at the same portfolio management fee rate as was paid under the Prior Agreement.

  CONSIDERATION BY THE BOARD OF THE PUTNAM ENGAGEMENT. At meetings of the Board held earlier this year, the Board, including a majority of the Independent Trustees, approved the Putnam Agreement. In approving the Putnam engagement, the Board considered the particular investment style favored by Putnam and in accordance with which Putnam is expected to manage the Series' portfolio. The Board also considered information relating to the nature and quality of the services to be provided by Putnam, the depth and resources of the Putnam organization, and the background and experience of those individuals who would be responsible for making day-to-day investment decisions with respect to assets of the Series and other registered investment companies to which Putnam provides investment advisory services.

  COMPARISON OF THE PUTNAM AGREEMENT AND THE PRIOR AGREEMENT. The Putnam Agreement provides for the provision by Putnam of substantially similar services as those provided by the Prior Manager. Both the Prior Agreement and the Putnam Agreement require the portfolio manager, subject to the overall supervision of the Board, to provide a continuous investment program for the assets of the Series. Under both agreements, the named portfolio manager is responsible, among other things, for the provision of investment research and management of all investments and the selection of brokers and dealers through which securities transactions are executed. Each agreement also provides that the portfolio manager will not be liable to the Trust for any error of judgment or mistake of law, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of the portfolio manager. Each of the agreements provides for its termination, at any time and without penalty, either by the Trust or DSI, or by the portfolio manager, in each case upon 60 days' written notice; the agreements also provide for termination in the event of an "assignment" as defined in the 1940 Act.

  The Prior Agreement provided that the Prior Manager would receive a portfolio management fee calculated at the annual rate of 0.60% of the Series' average daily net assets with respect to the first $500 million of the Series' average daily net assets, and 0.50% of such assets above $500 million. The Putnam Agreement provides for the payment to Putnam of an identical fee, but further provides for an increase in that fee, if such increase is approved by shareholders of the Series. (As noted above, such fee increase may not be implemented unless and until the shareholders of the Series approve the increase; Proposal 3B, below, requests the approval of the shareholders of the Emerging Markets Series for the proposed increase.)

  The structure of the Putnam Agreement also differs from the Prior Agreement in that the Putnam Agreement is designed to cover portfolio management services provided by Putnam to the Trust's Emerging Markets Series in addition to the Managed Global Series. (A proposal requesting that shareholders of the Emerging Market Series approve the Putnam Agreement with respect to that Series is included earlier in this Proxy Statement.)

The Prior Agreement was last approved by the Board (including the Independent Trustees) at a meeting of the Board held on June 10, 1996, and by the shareholders of the Series on July 29, 1996. Had it not been terminated by the Board as described above, the Prior Agreement would have continued in effect thereafter from year to year so long as such continuation were approved by the Trust's Board in accordance with the 1940 Act. If Shareholders of the Series should fail to approve the Putnam Agreement, the Board of Trustees will determine the appropriate action to take.

  DISCUSSION OF PROPOSAL 4B. If this proposal is approved, the portfolio management fee payable by DSI to Putnam under the Putnam Agreement would be increased. The Series (and its shareholders) would not bear these higher expenses.

  CONSIDERATION BY THE BOARD. During the course of the Board efforts to engage a new portfolio manager for the Series, DSI apprised the Board of on-going discussions with Putnam regarding the level of the portfolio management fee paid to the Prior Manager and those provisions of the Putnam Agreement that contemplate, subject to shareholder approval, an increase in such portfolio management fee. In particular, DSI expressed its view that Putnam would likely be willing to assume the role of Portfolio Manager for the Series at the current rate of compensation only temporarily.

  The table below illustrates the impact that the proposed fee increase would have had on the Series and its shareholders if it had been in effect for the Trust's fiscal year ended December 31, 1996.

                                HYPOTHETICAL FEES
                                   FOR 1996 HAD
                                   PROPOSED FEE
                                 INCREASE BEEN IN                 PRO FORMA
     ACTUAL FEES 1996                 EFFECT                      CHANGE (%)
   ----------------------      --------------------------    --------------------------
                                                             % CHANGE
                                                                IN          % CHANGE
                PAID  TO                      PAID  TO         FEES            IN
   PAID BY        PRIOR        PAID  BY         PRIOR          PAID           FEES
    SERIES       MANAGER        SERIES         MANAGER          BY            PAID
    TO DSI       BY  DSI        TO  DSI        BY  DSI        SERIES         BY  DSI
   -------      --------       --------       --------       --------       --------
   $878,077     $487,434       $878,077       $568,673           0%           16.7%

  If both the Putnam Agreement and the related fee amendment are approved by the shareholders of the Managed Global Series, the fee amendment to the Putnam Agreement will become effective on the first day of the month following the date of shareholder approval and the Putnam Agreement will remain in force, as amended, until February 28, 1999. The Putnam Agreement will continue in effect from year to year thereafter in accordance with its terms. If the Putnam Agreement (Proposal 4A) is approved but the fee amendment (Proposal 4B) is not approved, the Putnam Agreement will continue in effect and Putnam will be entitled to compensation for its services at the rate currently specified in that agreement.

  If approved at the Meeting, the Putnam Agreement will continue in effect for two years from its effective date, unless sooner terminated. Thereafter, the Putnam Agreement shall continue in effect from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the Series' outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust's Independent Trustees. The Prior Agreement was last approved by the Board (including the Independent Trustees) at a meeting of the Board held on June 10, 1996, and by the shareholders of the Series on July 29, 1996. Had it not been terminated by the Board as described above, the Prior Agreement would have continued in effect thereafter from year to year so long as such continuation were approved by the Trust's Board in accordance with the 1940 Act. The Prior Agreement also provided a standard of care to the Trust that is substantially the same as that set forth in the Putnam Agreement.

  DISCUSSION OF PROPOSAL 4C. If this proposal is approved, the Series current total return objective will be replaced with the investment objective of achieving capital appreciation, with income as an incidental factor in selecting investments.

  At a meeting of the Board held on March 4, 1997, DSI recommended that the Trustees approve a change in the Series investment objective. Because the Series' objective is a fundamental policy, the change must be approved by the Series' shareholders before it may be implemented.

  The current investment objective of the Series is to seek high total investment return consistent with a prudent regard for capital preservation. If approved by the Series' shareholders, the proposal would make it a fundamental policy of the Series to seek capital appreciation in the selection of investments. In seeking capital appreciation, it is anticipated that the Series will continue to employ a global investment strategy currently permitted under the Series existing investment policies, and the Series will continue, under normal market conditions, to invest at least 65% of its assets in at least three different countries, one of which may be the United States. In selecting investments, the Series will not limit its investments to any particular type of company. It may invest, as it is currently permitted to do, in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose securities are thought to be undervalued. It may invest in small and relatively less well known companies. Investing in securities of smaller, less well known companies may present greater opportunities for capital appreciation, but may also involve greater risks.

CHANGES IN NON-FUNDAMENTAL INVESTMENT POLICIES OF THE MANAGED GLOBAL SERIES

  In addition to the modifications in investment objective described above, the Trustees have approved changes in certain of the non-fundamental investment policies of the Managed Global Series. Under the former policies, the Series policies provided that in seeking its objective, the Series would employ an asset allocation strategy involving shifts among the wide range of investments and market sectors throughout the world. The former policies provided that the Series could invest in several classes of securities including equity securities of domestic and foreign issuers, debt securities of domestic and foreign issuers, and others. The policies further provided that the portfolio manager would allocate the Series assets among securities and currencies based upon the portfolio manager's assessment of the most favorable markets, currencies, and issuers. Under the revised policies, the Series will no longer be required to emphasize investments in larger capitalized companies, but will instead emphasize investments in large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated, but whose securities are thought to be undervalued. Generally, the revised policies focus to a greater degree in equity securities and stock selection rather than an asset allocation strategy. Equity securities include common and preferred stock and rights and warrants to purchase other equity securities. In general, investments in equity securities are subject to market risks that may cause their prices to fluctuate over time, and may be more suitable for long term investors who can bear the risk of short-term principal fluctuation.

                 PROPOSAL RELATED TO THE MARKET MANAGER SERIES

  SUMMARY OF NEW PORTFOLIO MANAGEMENT ARRANGEMENT. During the period November 14, 1994 (Commencement of Operations) through February 28, 1997, Bankers Trust Company (hereinafter, "Bankers Trust" or the "Prior Manager") served, pursuant to the terms of a separate agreement ("Prior Agreement"), as the portfolio manager of the Market Manager Series. At a meeting of the Board held on January 23, 1997, the Board approved the termination of the Prior Agreement and the engagement of Equitable Investment Services, Inc. ("EISI") pursuant to the terms and conditions of an agreement (which agreement is already in place with respect to Limited Maturity Bond Series and Liquid Asset Series) among DSI, EISI and the Trust (the "EISI Agreement"). The terms and conditions, including the portfolio management fee, set forth in the EISI Agreement, are substantially the same as those of the Prior Agreement. Under the 1940 Act, if shareholder ratification of the EISI Agreement is not obtained within 120 days of the date on which the EISI Agreement became effective, the EISI Agreement will terminate and the Board of Trustees will determine the appropriate action to take.

       THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 5.

  DISCUSSION OF PROPOSAL 5. If this proposal is approved by shareholders of Market Manager Series, EISI will continue to serve as the Portfolio Manager of the Series in accordance with the EISI Agreement as currently in effect and at the same portfolio management fee rate as was paid under the Prior Agreement.

  CONSIDERATION BY THE BOARD. At a meeting of the Board held on January 23, 1997, the Board, including a majority of the Independent Trustees, approved the EISI Agreement. The Board was presented with information relating to the nature and quality of the services to be provided by EISI, and the nature of the services necessary for the management of the Series. It was noted that Market Manager Series is a very small fund. The Board also considered the fact that the terms and conditions pursuant to which EISI would provide its services were substantially the same as those contained in the Prior Agreement, and in particular, that the advisory fee to be paid to EISI by DSI was the same as the advisory fee paid by DSI to the Prior Manager.

  DESCRIPTION OF THE EISI AGREEMENT. The terms and conditions set forth in the EISI Agreement are substantially the same as those contained in the Prior Agreement. Both agreements require the portfolio manager, subject to the overall supervision of the Board, to provide a continuous investment program for the assets of the Portfolio. Under both agreements, the named portfolio manager is responsible, among other things, for the provision of investment research and management of all investments and the selection of brokers and dealers through which securities transactions are executed. The agreements each also provide that the portfolio manager will not be liable to the Trust for any act or omission connected with or arising out of the services rendered under the agreement, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of the portfolio manager. Each of the agreements also provides for its termination, at any time and without penalty, either by the Trust, DSI or by the portfolio manager, in each case upon 60 days' written notice, and its termination in the event of an "assignment" as described in the 1940 Act.

  If approved at the Meeting, the EISI Agreement will continue in effect for two years from its effective date, unless sooner terminated. Thereafter, the EISI Agreement shall continue in effect from year to year in accordance with its terms for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the Series' outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust's Independent Trustees. The Prior Agreement was last approved by the Board (including the Independent Trustees) at a meeting of the Board held on June 10, 1996, and by the shareholders of the Series on July 29, 1996. Had it not been terminated by the Board as described above, the Prior Agreement would have continued in effect thereafter from year to year so long as such continuation were approved by the Trust's Board in accordance with the 1940 Act. The Prior Agreement also provided a standard of care for the indemnification of the Trust that is substantially the same as that set forth in the EISI Agreement.

                       PROPOSAL 6: ELECTION OF TRUSTEES.

  It is proposed that four additional Trustees be elected, each to hold office until a successor is duly elected and qualified. The Board of Trustees does not contemplate that any nominee will be unable to serve as Trustee for any reason, but if that should occur prior to the meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.

  Ordinarily, after this meeting takes place no other shareholders' meetings will be held for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for election of trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust's Agreement and Declaration of Trust, the trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such trustee when requested in writing to do so by shareholders of record of not less than 10% of the Fund's outstanding shares.

  Each person listed in the table below has consented to being named in this proxy statement and has agreed to serve as a Trustee if elected.

NAME AND OCCUPATION                                                         AGE
-------------------                                                         ---
J. Michael Earley..........................................................  51
 President and Chief Executive Officer of Bankers Trust Company, Des
 Moines, Iowa since July, 1992; President and Chief Executive Officer of
 Mid-America Savings Bank, Waterloo, Iowa from April, 1987 to June, 1992.
R. Barbara Gitenstein......................................................  49
 Provost, Drake University since July, 1992; Assistant Provost of State
 University of New York from August, 1991 to June, 1992; Assistant Provost of State University of New York--Oswego from January, 1989 to August,
 1991.
Stanley B. Seidler.........................................................  68
 President of Iowa Periodicals, Inc., a distributor of books, periodicals and video cassettes, since 1990; and President of Excell Marketing L.C., since 1994.
Paul R. Schlaack*..........................................................  50
 President, Chief Executive Officer and Director of Equitable Investment
 Services, Inc. since 1984.

--------
* indicates a person who is an "interested person" of the Trust

  REMUNERATION OF TRUSTEES, OFFICERS AND OTHERS. Officers and Trustees of the Trust who are otherwise affiliated with the Trust, Equitable of Iowa Companies, or any of their affiliates, as the case may be, receive no remuneration from the Trust. Each Independent Trustee receives an annual fee of $24,000 and for each Board meeting attended is reimbursed for expenses. There were four Board of Trustee meetings held during 1996 fiscal year and the Independent Trustees received fees and expenses, as a group, totaling $85,025 during such period. The Fund has no bonus, pension, profit-sharing or retirement plan.

                    ADDITIONAL INFORMATION ABOUT THE TRUST

  OUTSTANDING SHARES. As of the Record Date, there were the following number of Shares outstanding for each Series of the Trust:

             SERIES                 SHARES OUTSTANDING
             ------                 ------------------
             All-Growth                5,594,997.151
             Emerging Markets          5,367,357.864
             Multiple Allocation      21,279,900.537
             Fully Managed             9,378,821.304
             Limited Maturity Bond     7,745,944.912
             Hard Assets               2,495,505.767
             Real Estate               3,407,716.299
             Capital Appreciation      9,943,509.628
             Rising Dividends          8,581,046.543
             Value Equity              3,362,328.497
             Strategic Equity          2,862,193.433
             Small Cap                 3,152,200.432
             Managed Global            7,852,702.848
             Liquid Asset             41,353,722.540
             Market Manager              422,420.477
             Fund for Life                26,386.030

  SHAREHOLDERS OF THE TRUST. As of the Record Date, the following persons were known to the Trust to be the beneficial owner of more than 5% of the Shares of any Series of the Trust:

      NAME AND ADDRESS
      OF BENEFICIAL OWNER                 SERIES     SHARES HELD % OF SHARES
      -------------------             -------------- ----------- -----------
      Sanford Luger                   Market Manager   21,664        5.12
      Darald Libbys
       Charitable Remainder Unitrust  Market Manager   30,198        7.14
      George Berman
       Charitable Remainder Trust     Market Manager   26,909        6.37
      David & Anita Swann
       Charitable Remainder Trust     Market Manager   48,709       11.53
      Helen B. Yungman                Fund For Life    14,810       56.13
      Stewart Family Trust            Fund For Life     1,881        7.12
      Jerome S. Golden                Fund For Life     1,742        6.60
      David C. Norell                 Fund For Life     2,599        9.85

  OFFICERS OF THE TRUST. The principal executive officers of the Trust and their ages and principal occupations are set forth following. The executive officers of the Trust are elected annually and each serves until his or her successor shall have been duly elected and qualified.

  TERRY L. KENDALL, age 50, serves as Chairman of the Board and President of the Trust. Additionally, Mr. Kendall is Director, President, and Chief Executive Officer, Golden American Life Insurance Company ("Golden American") since 1993; President, Director, and Chief Executive Officer, EIC Variable, Inc. since 1993; Chairman of the Board and President of Separate Account D of Golden American ("Separate Account D") since 1993; Executive Vice President, Equitable Life Insurance Company of Iowa ("Equitable Life"); formerly Managing Director, Bankers Trust Company (1993-1996); formerly, President and Chief Executive Officer, United Pacific Life Insurance Company (1983-1993).

  BARNETT CHERNOW, age 47, serves as Vice President of Trust. Additionally, Mr. Chernow is Executive Vice President, Golden American, October 1993 to present; Executive Vice President, Directed Services, Inc. ("DSI"), October 1993 to present; Vice President, Equitable Life: 1993 to present; Executive Vice President, EIC Variable, Inc., October 1993 to present; Senior Vice President and Chief Financial Officer, Reliance Insurance Company, August 1977 to July 1993.

  MYLES R. TASHMAN, age 54, serves as Secretary of Trust. Additionally, he is Executive Vice President and Secretary, Golden American since 1993 and General Counsel since July, 1996; Executive Vice President and Secretary, DSI since 1993 and General Counsel since July, 1996; Executive Vice President, EIC Variable; Secretary of Separate Account D; Assistant Secretary, Equitable Life; formerly, Senior Vice President and General Counsel, United Pacific Life Insurance Company (1986-1993).

  MARY BEA WILKINSON, age 40, serves as Treasurer of Trust. Additionally, she serves as Senior Vice President of First Golden American Life Insurance Company of New York, a wholly owned subsidiary of Golden American since August 1997, and she was Senior Vice President, Golden American, November 1993 to December 1996; President, DSI, January 1995 to December 1996; Senior Vice President, EIC Variable, November 1993 to December 1996; Assistant Vice President, CIGNA Insurance Companies, August 1993 to October 1993; various positions with United Pacific Life Insurance Company, January 1987 to July 1993, and was Vice President and Controller upon leaving.

  DISTRIBUTOR. Shares of the Trust are distributed through Directed Services, Inc. (the "Distributor"). The Distributor's address is 1001 Jefferson Street, Suite 400, Wilmington, DE 19801. The Distributor is a registered broker-dealer and a member of the NASD and acts as Distributor without remuneration from the Trust.

  ADJOURNMENT. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of proxies with respect to any such proposals. In addition, if, in the judgment of the persons named as Proxies, it is advisable to defer action on one or more proposals, the persons named as Proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the questions in person or by proxy at the session of the Meeting to be adjourned, as required the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws. The persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those Proxies required to be voted against any of such proposals. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

  COSTS OF SOLICITATION. The costs associated with the Meeting will be paid by DSI. Neither the Trust nor its Shareholders will bear any costs associated with the Meeting, any additional proxy solicitation or any adjourned session.

  OTHER BUSINESS AND SHAREHOLDER PROPOSALS. The management of the Trust knows of no other business to be presented at the meeting other than the matters set forth in this Statement. If any other business properly comes before the meeting, the persons designated as proxies will exercise their best judgment in deciding how to vote on such matters.

  Pursuant to the applicable laws of the Commonwealth of Massachusetts, the Amended and Restated Agreement and Declaration of Trust and the By-Laws of the Trust, the Trust need not hold annual or regular shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving a contract for investment advisory services. Therefore, it is probable that no annual meeting of shareholders will be held in 1997 or in subsequent years until so required by the 1940 Act or other applicable laws. For those years in which annual shareholder meetings are held, proposals which shareholders of the Trust intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Trust within a reasonable period of time before the solicitation is made.

  Please complete the enclosed voting instruction authorization and return it promptly in the enclosed self-addressed postage-paid envelope. You may revoke your proxy at any time prior to the meeting by written notice to the Trust or by submitting an authorization card bearing a later date.

                                          By Order of the Board of Trustees
                                          LOGO
                                          Myles R. Tashman
                                          Secretary

April 8, 1997
Wilmington, Delaware

                           APPENDIX AND EXHIBIT INDEX

 APPENDIX APPENDIX DESCRIPTION
 -------- --------------------
          Description of Investment Objectives and Policies of Hard Assets
  1        Series
          Description of Investment Objectives and Policies of Managed Global
  2        Series
 EXHIBIT  EXHIBIT DESCRIPTION
 -------- -------------------
  A       Information about Portfolio Managers
  B       Proposed Fee Amendment to the Management Agreement between the Trust and Directed Services, Inc. (Emerging Markets Series Only)
  C       Portfolio Management Agreement relating to the All-Growth Series
  D       Portfolio Management Agreement relating to the Emerging Markets
           Series and Managed Global Series
  E       Portfolio Management Agreement relating to the Market Manager Series

                 APPENDIX 1 RELATING TO THE HARD ASSET SERIES

  The following information, which is drawn from the Trust's Prospectus, summarizes the investment policies of the Hard Assets Series, as they will be in effect if Proposal 1A is approved by the Series' shareholders.

  The Hard Assets Series, formerly the Natural Resources Series, seeks long-term capital appreciation. The Series seeks this objective by investing primarily in equity and debt securities of companies engaged in the exploration, development, production, management, and distribution of hard assets such as gold and other precious metals, strategic metals, minerals, oil, natural gas, coal and real estate investment trusts. The Series may also invest in equity and debt securities of companies which themselves invest in companies engaged in these activities. Although current income may be realized, it is not an investment objective; it is anticipated that the Series will realize only a nominal amount of current income. The Series' Portfolio Manager is Van Eck Associates Corporation.

  The Series' Portfolio Manager believes securities of some natural resources companies, sometimes referred to as "hard asset" companies, offer an opportunity to protect wealth against eroding monetary values. The Portfolio Manager believes that recent history indicates that the policies of many governments, particularly persistent budget deficits and high rates of money supply growth, have, at times, had long-term inflationary consequences. Generally, during periods of accelerating inflation, the prices of many natural resources equity securities sometimes have risen faster than the rate of inflation; and the Portfolio Manager believes that they will continue to do so in the future. During such periods, interest rates and yields on industrial shares have risen, causing the prices of fixed income and industrial equity securities to decline. The Portfolio Manager anticipates that inflation and the price of certain natural resources will continue on a long-term upward trend with alternating cycles as credit is overexpanded and subsequently tightened. Since the market action of shares of companies engaged in certain natural resources activities may move against or independently of the market trend of industrial shares, the addition of such shares to an overall portfolio may increase the return and reduce the fluctuations of such portfolio. There can be no assurance that an increased rate of return or reduced fluctuation of a portfolio will be achieved. Thus, an investment in the Series' shares should be considered part of an overall investment program rather than a complete investment program.

  The Series may invest in securities of foreign issuers, including securities of South African issuers. The relative amount of the Series' investment in foreign issuers will change from time to time, and the Series is subject to certain guidelines for diversification of foreign security investments. Investments by the Series in securities of foreign issuers may involve particular investment risks. Political and social conditions in South Africa, due to former segregation policies of the South African government and unsettled political conditions prevailing in South Africa and neighboring countries, may pose certain risks to the Series' investments. If aggravated by local or international developments, such risks could have an adverse effect on investments in South Africa, including the Series' investments and, under certain conditions, on the liquidity of the Series' portfolio and its ability to meet shareholder redemption requests.

  The Series will normally invest at least 65% of its total assets in Hard Asset Securities. Hard Asset Securities include equity securities of "Hard Asset Companies" and securities, including structured notes, whose value is linked to the price of a Hard Asset commodity or a commodity index. The term "Hard Asset Companies" includes companies that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) engaged to a significant extent in the exploration, development, production, management or distribution of one or more of the following (together "Hard Assets"): (a) precious metals, (b) ferrous and non-ferrous metals, (c) gas, petroleum, petrochemicals or other hydrocarbons, (d) forest products, (e) real estate, including real estate investment trusts, and (f) other basic non-agricultural commodities. Under normal market conditions, the Series will invest at least 5% of its assets in each of the first five sectors listed previously.


                                      1-1

  The Series has a fundamental policy of concentrating in such industries and up to 50% of the Series' assets may be invested in any one of the above sectors. As a result, the Series may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Asset Companies and securities of hard asset companies may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Asset Companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various Hard Assets. In addition, some Hard Asset Companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset Companies may also experience greater price fluctuations than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in time of falling Hard Asset prices, such securities may suffer a greater price decline.

  The Portfolio Manager believes the Series may offer a hedge against inflation, particularly commodity price driven inflation. However, there is no assurance that rising commodity (or other hard asset) prices will result in higher earnings or share prices for the Hard Asset Companies in the Series. Hard Asset Company equities are affected by many factors, including movements in the overall stock market. Inflation may cause a decline in the overall stock market, including the stocks of Hard Asset Companies.

  The Series seeks investment opportunities in the world's major stock, bond and commodity markets. The Series may invest in securities issued anywhere in the world, including the United States. The Series may purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Global investing involves economic and political considerations not typically applicable to the U.S. markets.

  The equity securities in which the Series may invest include common stocks; preferred stocks (either convertible or non-convertible); rights; warrants; direct equity interests in trusts, partnerships, joint ventures and other incorporated entities or enterprises; and special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country. These securities may be listed on the U.S. or foreign securities exchanges or traded over-the-counter. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. The Series may, as described below, invest in certain derivatives. Derivatives are instruments whose value is "derived" from an underlying asset. Derivatives in which the Series may invest include futures contracts, forward contracts, options, swaps and structured notes and other similar securities as may become available in the market. These instruments offer certain opportunities and are subject to additional risks that are described below. In addition, the Series may invest in futures and forward contracts and options on precious metals and other Hard Assets.

  The Series may invest up to 10% of its assets in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities the value of which may not be linked to any hard asset. Asset-backed securities backed by Hard Assets and whose value is expected to be linked to the underlying Hard Asset are excluded from the 10% limitation.

  The Series may invest up to 5% of its net assets in premiums for options on equity securities and equity indexes and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets. Warrants received as dividends on securities held by the Series and warrants acquired in units or attached to securities are not included in this restriction. The Series may buy and sell financial futures contracts and options in financial futures contracts. The Series may purchase or sell puts and calls on foreign currencies and securities; invest in "when-issued" securities, "partly paid" securities (securities paid for over a period of time) and securities of foreign issuers. The Series may engage in short sales, and may lend portfolio securities. The Series may also invest up to 5% of its assets at the time of purchase in warrants, and may purchase or sell put or call options on securities and foreign currencies. The Series may engage in futures contracts and options on those contracts.

                                      1-2

  Although the Series will not invest in real estate directly, it may invest up to 50% of its assets in equity securities of real estate investments trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. As a result, the Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; failure to qualify for special tax treatment under the Internal Revenue Code; and changes in interest rates.

  The Series reserves the right to invest up to 10% of its net assets, taken at market value at the time of investment, in gold bullion and coins and other precious metal (silver and platinum) bullion. The Series may invest over 25% of its assets in securities of companies predominantly engaged in gold operations, although the Series will not invest in any such security or in gold bullion and coins if, after such acquisition, more than 50% of the Series' assets (taken at market value at the time of such investment) would be invested in securities of companies predominantly engaged in gold operations and in gold bullion and coins. At the present time, many major producers of gold bullion are located in foreign countries, and the production and marketing of gold, precious metals, and other natural resources may be affected by the risks of investing in foreign countries, including actions of and changes in governments. The Series may also invest up to 25% of the value of its total assets in real estate investment trusts. The Series may also invest directly in other commodities including petroleum and strategic metals. The Series may invest up to 35% of the value of its total assets in: (a) common stock of companies not engaged in natural resources activities, (b) investment-grade corporate debt securities, (c) obligations issued or guaranteed by U.S. or foreign governments, (d) money market instruments, and
(e) repurchase agreements. During periods of less favorable economic and/or market conditions, the Series may make substantial investments for temporary defensive purposes in obligations of the U.S. Government, certificates of deposit, bankers' acceptances, investment grade commercial paper, and repurchase agreements.

  Investors should be aware that some of the instruments in which the Series may invest, such as structured or indexed notes, swaps and foreign securities, may be subject to periods of extreme volatility and illiquidity and may be difficult to value. Despite these risks, some of which are noted below, these instruments may offer unique investment opportunities.

  The Series may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to as structured notes). Indexed securities may have return characteristics similar to direct investments in the underlying asset but may be more volatile than the underlying asset itself, and present many of the same risks as investing in futures and options, which are described in the Trust's prospectus. Indexed securities may be subject to risks associated with swap transactions as described below.

  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. Whether the Series' use of swap agreements will be successful in furthering its investment objective will depend on the portfolio manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swaps are generally considered illiquid and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                                      1-3

               APPENDIX 2 RELATING TO THE MANAGED GLOBAL SERIES

  The following information, which is drawn from the Trust's Prospectus, summarizes the investment policies of the Managed Global Series, as they will be in effect if Proposal 5C is approved by the Series' shareholders.

  The Managed Global Series' investment objective is to seek capital appreciation. Current income is only an incidental consideration in selecting investments for the Series.

  In seeking capital appreciation, the Series employs a global investment strategy of investing primarily in common stocks traded in securities markets throughout the world. The Series may at times invest up to 100% of its assets in securities principally traded in securities markets outside the United States, and will under normal market conditions, invest at least 65% of its assets in at least three different countries, one of which may be the United States. In unusual market circumstances where the Portfolio Manager believes that foreign investing may involve undue risks, 100% of the Series's assets may be invested in the United States. The Series may hold a portion of its assets in cash or money market instruments.

  In considering equity securities, the Series will not limit its investments to any particular type of company. It may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose securities are thought to be undervalued. It may invest in small and relatively less well known companies. Investing in securities of smaller, less well known companies may present greater opportunities for capital appreciation, but may also involve greater risks.

  At times the Portfolio Manager may judge that conditions in the international securities markets make pursuing the Series' basic investment strategy inconsistent with the best interests of shareholders. The Portfolio Manager may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Series' assets. In implementing these "defensive" strategies the Series may invest in some of the following securities.

  The Series may invest solely in equity securities traded primarily in U.S. markets. Also the Series may add preferred stocks to the portfolio.

  The Series may invest in debt instruments. The Series may invest in: (1) fixed-income instruments issued or guaranteed by the U.S. Government, its agencies, or instrumentalities ("U.S. Government Securities"); (2) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities, or by supranational entities ("foreign government securities"); and (3) debt securities of domestic or foreign issuers. Debt securities purchased by the Series may be of any maturity. It is at the discretion of the Portfolio Manager.

  The Series may invest in money market instruments. These include the following: (1) short-term U.S. Government securities; (2) short-term foreign government securities; (3) certificates of deposit, time deposits, bankers' acceptances, and short-term obligations of banks and other depository institutions, both U.S. and foreign, that have total assets of at least $10 billion (U.S.); and (4) commercial paper and other short-term corporate obligations.

  The Managed Global Series may use various investment strategies and techniques to meet its investment objectives, including purchasing options on securities and writing (selling) secured put and covered call options on securities and securities indexes. The Series may purchase and sell futures contracts, and may purchase and write options on such futures contracts, including stock index futures contracts. When deemed appropriate by the Portfolio Manager, the Series may enter into reverse repurchase agreements and may invest cash balances in repurchase agreements and money market instruments in an amount necessary to maintain liquidity, in an amount

                                      2-1
to meet expenses or for day-to-day operating purposes. The Series may invest in shares of other investment companies when the Portfolio Manager believes such investment is an appropriate method of investing in one or more emerging capital markets. The Series may invest in restricted securities and warrants.

  The Portfolio Manager may invest in the above or any other securities that it considers consistent with the defensive strategies of the Series. It is impossible to predict when or for how long the Series will use such alternative strategies.

                                      2-2

                                                                      EXHIBIT A

                     INFORMATION ABOUT PORTFOLIO MANAGERS

DIRECTED SERVICES, INC.

  Directed Services, Inc., with offices at 1001 Jefferson Street, Suite 400, Wilmington, DE 19801 is currently Manager for all 16 operational Series of The GCG Trust. For a list of the series and the management fee structure of the Series please refer to Exhibit B below.

DIRECTORS AND EXECUTIVE OFFICERS

Edward Wilson, President
Terry L. Kendall, Chairman and Chief Executive Officer
Fred S. Hubbell, Director
John A. Merriman, Director
Paul E. Larson, Director
Jerome L. Sychowski, Director
Paul R. Schlaack, Director
Beth B. Neppl, Director
Lawrence V. Durland, Director
Thomas L. May, Director
Barnett Chernow, Executive Vice President
Myles Tashman, Executive Vice President, Secretary and General Counsel Merle P. Schwickerath, Treasurer

PILGRIM BAXTER & ASSOCIATES, LTD.

  Pilgrim Baxter & Associates, Ltd., with offices at 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19807, together with its predecessor corporations was founded in 1982. Pilgrim Baxter, a Delaware corporation is a wholly owned subsidiary of United Asset Management Corporation, a publicly traded company. Pilgrim Baxter is a professional investment management firm which provides advisory services to pension and profit sharing plans, charitable institutions, corporations, trust and estates, and other investment companies. As of December 31, 1996, Pilgrim Baxter managed approximately $14.7 billion of assets, including approximately $10 billion of investment company assets. Pilgrim Baxter assumed portfolio management of the All-Growth Series on February 3, 1997.

  Bruce J. Muzina is responsible for management of the All-Growth Series. Mr. Muzina has been an investment professional with Pilgrim Baxter since 1985.

DIRECTORS AND EXECUTIVE OFFICERS

Harold J. Baxter, Chairman and Chief Executive Officer
Gary L. Pilgrim, Director, President and Chief Investment Officer
Eric C. Schneider, Chief Financial Officer
John M. Zerr, General Counsel and Secretary
Steven Wellman, Director of Operations
Larry R. Lynch, Director of Institutional Marketing
David W. Jennings, Director of Client Services

SIMILARLY MANAGED REGISTERED INVESTMENT COMPANIES AS OF JANUARY 31, 1997

 THE PBHG FUND, INC.   ASSETS AS OF 1/31/97 FEE STRUCTURE
 -------------------   -------------------- -------------
 PBHG Core Growth Fund     $438,500,000     0.85% of average daily net assets
 OHIO NATIONAL FUND,
 INC.                  ASSETS AS OF 1/31/97 FEE STRUCTURE
 -------------------   -------------------- -------------
 Core Growth Portfolio     $  3,100,000     0.75% on 1st $50 million of average
                                            daily net assets;
                                            0.70% on the next $100 million of
                                            average daily net assets;
                                            0.50% on average daily net assets
                                            over $150 million.
 ONE FUND, INC.        ASSETS AS OF 1/31/97 FEE STRUCTURE
 --------------        -------------------- -------------
 Core Growth Portfolio     $  4,700,000     0.75% on 1st $50 million of average
                                            daily net assets;
                                            0.70% on the next $100 million of
                                            average daily net assets;
                                            0.50% on average daily net assets
                                            over $150 million.

PUTNAM INVESTMENT MANAGEMENT, INC.

  Putnam with offices at One Post Office Square, Boston, Massachusetts 02109, has been managing mutual funds since 1937. Putnam is wholly owned by Putnam Investments, Inc., which is in turn wholly owned by Marsh & McLennan Companies, Inc., whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. As of December 31, 1996, Putnam and its affiliates managed approximately $173 billion of assets. Putnam assumed portfolio management of the Managed Global Series and the Emerging Markets Series on March 1, 1997.

  The Managed Global Series is managed by Robert Swift and C. Kim Goodwin. Mr. Swift is Senior Vice President and has been employed as an investment professional at Putnam since August, 1995. Prior to August, 1995, Mr. Swift was Far East Team Leader and Portfolio Manager at IAI International/Hill Samuel Investment Advisors. Ms. Goodwin is Senior Vice President of Putnam and has been employed as an investment professional at Putnam since May, 1996. From February, 1993 to May, 1996, Ms. Goodwin was Vice President at Prudential Mutual Fund Investment Management. From June, 1990 to February, 1993, Ms. Goodwin was an Assistant Vice President at Mellon Bank Corp.

  The Emerging Markets Series is managed by Thomas Haslett and J. Peter Grant. Mr. Haslett is Managing Director and Chief Investment Officer, Emerging Markets Equity, and has been employed as an investment professional at Putnam since December, 1996. Prior to December, 1996, Mr. Haslett was Managing Director and Senior Portfolio Manager at Montgomery Asset Management. Mr. Grant is Senior Vice President and has been an investment professional at Putnam since 1973.

 EXECUTIVE OFFICERS POSITION WITH PUTNAM AND PRINCIPAL OCCUPATION
 ------------------ ---------------------------------------------
 Lawrence J. Lasser President and Director; Chief Executive Officer of Putnam Investments, Inc. and
                     its subsidiaries.
 George Putnam      Director; Chairman and President of Putnam Funds
 Gordan H. Silver   Director; Senior Managing Director of Putnam Investments

SIMILARLY MANAGED REGISTERED INVESTMENT COMPANIES

PUTNAM FUNDS*                 ASSETS AS OF 3/31/97 FEE STRUCTURE
-------------                 -------------------- -------------
Putnam Asia Pacific Growth       $  573,571,000    0.80% on 1st $500 million
 Fund
Putnam Europe Growth Fund        $  441,209,000    0.70% on next $500 million
Putnam International Growth      $  917,273,000    0.65% on next $500 million
 Fund
Putnam International Growth      $  191,553,000    0.60% on assets over $1.5
 and Income Fund                                   billion
Putnam Global Growth             $3,933,328,000
Putnam International Voyager     $   38,045,000    1.20% on 1st $500 million
 Fund
Putnam International New         $1,620,745,000    1.10% on next $500 million
 Opportunities Fund
Putnam Emerging Markets Fund     $   49,797,000    1.05% on next $500 million
                                                   1.00% on assets over $1.5
                                                   billion

* As Putnam provides a full range of administrative services to the funds noted above in addition to portfolio management. Putnam does not consider the fees set forth above to be directly comparable to the fees it will receive as sub-advisor of the Emerging Markets and Managed Global Series.

NON-PUTNAM FUNDS                ASSETS AS OF 3/31/97 FEE STRUCTURE
----------------                -------------------- -------------
American Skandia Trust--AST         $356,484,000     0.65% on 1st $150 million
 Putnam
 International Equity Portfolio                      0.55% on next $150 million
                                                     0.45% on assets over 300
                                                     million

EQUITABLE INVESTMENT SERVICES, INC.

  Equitable Investment Services, Inc. ("EISI") is an Iowa corporation with its place of business at 699 Walnut Street, Des Moines, Iowa 50309. EISI is a registered investment adviser under the Investment Advisers Act of 1940. EISI is a wholly owned subsidiary of Equitable of Iowa Companies, a publicly traded company, and an affiliate of Equitable Life Insurance Company of Iowa ("Equitable Life"), USG Annuity & Life Company ("USG"), Locust Street Securities, Inc., Directed Services, Inc. and Golden American Life Insurance Company. The address of Equitable of Iowa Companies is 604 Locust Street, Des Moines, Iowa 50309. EISI is the investment adviser to, and administrator of, the Equi-Select Series Trust. The Equi-Select Series Trust is the investment medium for variable annuities issued by Equitable Life. The Equi-Select Series Trust had assets of approximately $293 million as of December 31, 1996. In addition to its responsibility for the overall management of the investment strategies and policies of the nine portfolios of the Equi-Select Series Trust, EISI directly manages the Money Market Portfolio, Mortgage-Backed Securities Portfolio, and Advantage Portfolio of the Equi-Select Series Trust. Additionally, EISI serves as the investment adviser to Equitable Life and USG, and in such capacity EISI manages over $9.3 billion, as of December 1996, of their general account assets, comprised primarily of investment grade corporate bonds, mortgage backed securities, non-investment grade corporate bonds, and commercial mortgages.

  Bryan L. Borchert, Managing Director of Equitable Investment Services, will be responsible for management of the Market Manager Series. Mr. Borchert has been an investment professional with Equitable Investment Services since 1987.

  DIRECTORS AND EXECUTIVE OFFICERS

  Lawrence V. Durland, Jr., Director
  Paul E. Larson, Director
  Thomas L. May, Director
  John A. Merriman, Director
  Beth B. Neppl, Director
  Paul R. Schlaack, President, Chief Executive Officer and Director Frederick S. Hubbell, Director and Chairman of the Board of Directors Terry L. Kendall, Director
  Jerome L. Sychowski, Director
  Kimberly K. Krumviede, Secretary and Treasurer

OTHER REGISTERED INVESTMENT COMPANIES MANAGED BY EISI

EQUI-SELECT SERIES      NET ASSETS AS
TRUST                    OF 12/31/96  ADVISORY FEE
------------------      ------------- ------------
Money Market Portfolio  $19.0 Million 0.375% of first $50 million of average daily net assets; 0.35% of amount over $50 million
                                      of average daily net assets
Advantage Portfolio     $14.5 Million 0.50% of first $100 million of average daily net assets
                                      0.35% of amount over $100 million of average
                                      daily net assets
                        NET ASSETS AS
THE GCG TRUST            OF 12/31/96  ADVISORY FEE
-------------           ------------- ------------
Limited Maturity Bond   $81.3 Million 0.30% of the first $25 million of average
 Series                               daily net assets
                                      0.25% of the next $50 million of average daily
                                      net assets
                                      0.20% of the next $75 million of average daily
                                      net assets
                                      0.15% of the amount over $150 million; of
                                      average daily net assets subject to a minimum
                                      annual fee of $35,000
Liquid Asset Series     $39.0 Million 0.20% of the first $25 million of average
                                      daily net assets
                                      0.15% of the next $50 million of average daily
                                      net assets
                                      0.10% of the amount over $75 million; of
                                      average daily net assets subject to a minimum
                                      annual fee of $35,000

                                                                      EXHIBIT B

                                  SCHEDULE A

  The Series of The GCG Trust, as described in the Management Agreement dated August 13, 1996, to which Directed Services, Inc. shall act as Manager are as follows:

  Multiple Allocation Series
  Fully Managed Series
  Limited Maturity Bond Series
  Hard Assets Series
  Real Estate Series
  All-Growth Series
  Liquid Asset Series
  Capital Appreciation Series
  Rising Dividends Series
  Emerging Markets Series
  Market Manager Series
  Value Equity Series
  Strategic Equity Series
  Small Cap Series
  Global Equity Series
  Mid-Cap Growth Series

                                          THE GCG TRUST

_____________________________________     By: _________________________________
  Attest


_____________________________________     _____________________________________
  Title                                   Title

                                          DIRECTED SERVICES, INC.

_____________________________________     By: _________________________________
  Attest


_____________________________________     _____________________________________
  Title                                   Title

                                  SCHEDULE B

                      COMPENSATION FOR SERVICES TO SERIES

  For the services provided by Directed Services, Inc. (the "Manager") to the following Series of The GCG Trust (the "Trust"), pursuant to the Management Agreement dated August 13, 1996, the Trust will pay the Manager a fee, payable monthly for each Series except the Market Manager Series, which will be payable quarterly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series.

   SERIES                                   RATE
   ------                                   ----
   Multiple Allocation, Fully Managed,      1.00% of first $750 million;
   Natural Resources, Real Estate, All-     0.95% of next $1.25 billion;
   Growth,                                  0.90% of next $1.5 billion;
   Capital Appreciation, Rising Dividends,  and
   Value Equity, Strategic Equity, and      0.85% of amount in excess of $3.5
   Small Cap Series:                        billion
   Limited Maturity Bond and Liquid Asset   0.60% of first $200 million;
   Series:                                  0.55% of next $300 million;
                                            and
                                            0.50% of amount in excess of $500
                                            million
   Emerging Markets Series:                 1.75%
   Market Manager Series:                   1.00%
   Managed Global Series:                   1.35% of first $500 million;
                                            1.15% of amount in excess of $500
                                            million

                                          THE GCG TRUST

_____________________________________     By: _________________________________
  Attest


_____________________________________     _____________________________________
  Title                                   Title

                                          DIRECTED SERVICES, INC.

_____________________________________     By: _________________________________
  Attest


_____________________________________     _____________________________________
  Title                                   Title

                                                                      EXHIBIT C

                                 THE GCG TRUST

                        PORTFOLIO MANAGEMENT AGREEMENT

  AGREEMENT made this 3rd day of February, 1997 among The GCG Trust (the "Trust"), a Massachusetts business trust, Directed Services, Inc. ("Manager"), a New York corporation, and Pilgrim Baxter & Associates, Ltd. ("Portfolio Manager"), a Delaware corporation.

  WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

  WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

  WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

  WHEREAS, pursuant to a Management Agreement, effective as of August 13, 1996, a copy of which has been provided to the Portfolio Manager, the Trust has retained the Manager to render advisory, management, and administrative services to many of the Trust's series;

  WHEREAS, the Trust and the Manager wish to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to the Trust and the Manager;

  NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Trust, the Manager, and the Portfolio Manager as follows:

  1. Appointment. The Trust and the Manager hereby appoint Pilgrim Baxter & Associates, Ltd. to act as Portfolio Manager to the Series designated on Schedule A of this Agreement (the "Series") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

  In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Manager wish to retain the Portfolio Manager to render investment advisory services hereunder, they shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Trust and Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

  2. Portfolio Management Duties. Subject to the supervision of the Trust's Board of Trustees and the Manager, the Portfolio Manager will provide a continuous investment program for the Series' portfolio and determine the composition of the assets of the Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Portfolio Manager will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Series. To the extent permitted by the investment policies of the Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Portfolio Manager will provide the services under this Agreement in accordance with the

Series' investment objective or objectives, policies, and restrictions as stated in the Trust's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Portfolio Manager by the Manager. The Portfolio Manager further agrees as follows:

    (a) The Portfolio Manager will (1) take all steps necessary to manage the Series so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, (2) take all steps necessary to manage the Series so that it will comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and regulations issued thereunder, and (3) use reasonable efforts to manage the Series so that it will comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. The Manager or the Trust will notify the Portfolio Manager of any pertinent changes, modifications to, or interpretations of Section 817(h) of the Internal Revenue Code and regulations issued thereunder.

    (b) The Portfolio Manager will comply with all applicable provisions of the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees of which the Portfolio Manager has been sent a copy, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Portfolio Manager has received a copy. The Manager or the Trust will notify the Portfolio Manager of pertinent provisions of applicable state insurance law with which the Portfolio Manager must comply under this Paragraph 2(b).

    (c) On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Portfolio Manager or any of its affiliates, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to review by but not the approval of the Manager and the Board of Trustees. In the event the Trust adopts any policy with respect to aggregation, upon notice, the Portfolio Manager will comply such that any aggregation will not be inconsistent with the policies set forth in the Registration Statement.

    (d) In connection with the purchase and sale of securities for the Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Portfolio Manager will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian and portfolio accounting agent.

    (e) The Portfolio Manager will monitor on a monthly basis the determination by the portfolio accounting agent for the Trust of the valuation of portfolio securities and other investments of the Series. The Portfolio Manager will provide reasonable assistance to the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Portfolio Manager.

    (f) The Portfolio Manager will make available to the Trust and the Manager, promptly upon request, all of the Series' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

    (g) The Portfolio Manager will provide reports to the Trust's Board of Trustees for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Trust's Board of Trustees with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

    (h) In rendering the services required under this Agreement, the Portfolio Manager may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. However, the Portfolio Manager may not retain as subadviser any company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust's Board of Trustees and a majority of Trustees who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Trust, the Manager, or the Portfolio Manager, or any such company that is retained as subadviser, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Portfolio Manager shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager, any subadviser that the Portfolio Manager has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Portfolio Manager's knowledge, in any material connection with the handling of Trust assets:

      (i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

      (ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

      (iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

  3. Broker-Dealer Selection. The Portfolio Manager is responsible for decisions to buy and sell securities and other investments for the Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Portfolio Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Portfolio Manager or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager's or its affiliate's overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Portfolio Manager if it is registered as a broker-dealer with the SEC, to its affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and the Portfolio Manager will report on said allocation regularly to the Board of Trustees of the Trust indicating the broker-dealers to which such allocations have been made and the basis therefor.

  4. Disclosure about Portfolio Manager. The Portfolio Manager has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the Securities and Exchange Commission that contains disclosure about the Portfolio Manager, and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating directly to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered.

  5. Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust's operations including, but not limited to:

    (a) Expenses of all audits by the Trust's independent public accountants;

    (b) Expenses of the Series' transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

    (c) Expenses of the Series' custodial services including recordkeeping services provided by the custodian;

    (d) Expenses of obtaining quotations for calculating the value of the Series' net assets;

    (e) Expenses of obtaining Portfolio Activity Reports and Analyses of International Management Reports (as appropriate) for the Series;

    (f) Expenses of maintaining the Trust's tax records;

    (g) Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or an affiliate of the Portfolio Manager;

    (h) Taxes levied against the Trust;

    (i) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Series;

    (j) Costs, including the interest expense, of borrowing money;

    (k) Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the regulation of shares with federal and state securities or insurance authorities;

    (l) The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

    (m) Costs of printing stock certificates representing shares of the Trust;

    (n) Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

    (o) The Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

    (p) Association membership dues;

    (q) Extraordinary expenses of the Trust as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Portfolio Manager is responsible for such expenses under Section 14 of this Agreement), and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

    (r) Organizational and offering expenses.

  6. Compensation. For the services provided, the Manager will pay the Portfolio Manager a fee, payable monthly, as described on Schedule B.

  7. Seed Money. The Manager agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Series.

  8. Compliance.

    (a) The Portfolio Manager agrees that it shall immediately notify the Manager and the Trust (1) in the event that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may reasonably be expected to result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of
  Section 817(h) of the Internal Revenue Code or the Regulations thereunder. The Portfolio Manager further agrees to notify the Manager and the Trust immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, and must be disclosed pursuant to the requirements of Form N-1A or of any statement contained therein that becomes untrue in any material respect.

    (b) The Manager agrees that it shall immediately notify the Portfolio Manager (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder.

  9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Manager's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Series and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

  10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the Securities and Exchange Commission and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust.

  11. Representations Respecting Portfolio Manager. The Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager. The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Portfolio Manager for its approval and the Portfolio Manager has not commented within 30 days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Portfolio Manager shall not be deemed to have approved of the contents of such sales literature or other promotional material.

  12. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserve the right to direct, approve, or disapprove any action hereunder taken on its behalf by the Portfolio Manager.

  13. Services Not Exclusive. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities.

  14. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

  15. Indemnification.

    (a) The Manager agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (all of such persons being referred to as "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, provided, however, Portfolio Manager Indemnified Persons shall not be indemnified against losses, damages, liabilities or litigation (including legal and other expenses) arising out of (1) Portfolio Manager's, including without limitation any of its employees or representatives or any affiliate of or any person acting on behalf of the Portfolio Manager, willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement, or (2) which are based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Portfolio Manager and contained in the Registration Statement or prospectus covering shares of the Trust or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Portfolio Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Portfolio Manager or the Trust or to any affiliated person of the Portfolio Manager by the Manager.

    (b) Notwithstanding Section 14 of this Agreement, the Portfolio Manager agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of (1) the Portfolio Manager's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under this Agreement, or (2) which are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Portfolio Manager and was required to be stated therein or necessary to make the statements therein not misleading, providing that such statement or omission was not made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

    (c) The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Portfolio Manager Indemnified Person unless such Portfolio Manager Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Portfolio Manager Indemnified Person (or after such Portfolio Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Portfolio Manager Indemnified Person against whom such action is brought otherwise than on account of this
  Section 15. In case any such action is brought against the Portfolio Manager Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Portfolio Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Portfolio Manager Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Portfolio Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Portfolio Manager Indemnified Person, adequately represent the interests of the Portfolio Manager Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Portfolio Manager Indemnified Person, which counsel shall be satisfactory to the Manager and to the Portfolio Manager Indemnified Person. The Portfolio Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Portfolio Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Portfolio Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Portfolio Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Portfolio Manager Indemnified Person.

    (d) The Portfolio Manager shall not be liable under Paragraph (b) of this
  Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Portfolio Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Portfolio Manager of any such claim shall not relieve the Portfolio Manager from any liability which it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this
  Section 15. In case any such action is brought against the Manager Indemnified Person, the Portfolio Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Portfolio Manager assumes the defense of any such action and the selection of counsel by the Portfolio Manager to represent both the Portfolio Manager and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Portfolio Manager will, at its own expense, assume the defense with counsel to the Portfolio Manager and, also at its own expense, with separate counsel to the Manager Indemnified Person which counsel shall be satisfactory to the Portfolio Manager and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Portfolio Manager shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Portfolio Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

  16. Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for two (2) years from the date first indicated above and continue on an annual basis thereafter with respect to the Series; provided that such annual continuance is specifically approved each year by (a) the vote of a majority of the entire Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The Portfolio Manager shall not provide any services for a Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (a) by the Manager at any time without penalty, upon sixty (60) days' written notice to the Portfolio Manager and the Trust,
(b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Portfolio Manager, or (c) by the Portfolio Manager at any time without penalty, upon sixty (60) days' written notice to the Manager and the Trust. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(f), 9, 10, 11, 14, 15, and 18 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph numbered 16.

  17. Amendments. No provision of this Agreement may be changed, waived or discharged orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver or discharge is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

  18. Use of Name.

    (a) It is understood that the name "Directed Services, Inc." or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Series. Upon termination of the Management Agreement between the Trust and the Manager, the Portfolio Manager shall forthwith cease to use such name (or derivative or logo).

    (b) It is understood that the name "Pilgrim Baxter & Associates, Ltd." or any derivative thereof or logo associated with that name is the valuable property of the Portfolio Manager and its affiliates and that the Trust and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Trust with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a portfolio manager to the Trust and/or the Series. Upon termination of this Agreement between the Trust, the Manager, and the Portfolio Manager, the Trust shall forthwith cease to use such name (or derivative or logo).

  19. Amended and Restated Agreement and Declaration of Trust. A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Trust by Trustees of the Trust in their capacity as Trustees of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

  20. Miscellaneous.

    (a) This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

    (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

    (c) To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

    (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

    (e) Nothing herein shall be construed as constituting the Portfolio Manager as an agent of the Manager, or constituting the Manager as an agent of the Portfolio Manager.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.


                                          THE GCG TRUST

_____________________________________     By: _________________________________
  Attest


_____________________________________     _____________________________________
  Title                                   Title

                                          DIRECTED SERVICES, INC.

_____________________________________     By: _________________________________
  Attest


_____________________________________     _____________________________________
  Title                                   Title

                                          PILGRIM BAXTER & ASSOCIATES, LTD.

_____________________________________     By: _________________________________
  Attest


_____________________________________     _____________________________________
  Title                                   Title

                                 THE GCG TRUST

                                   SCHEDULE A

  The Series of The GCG Trust, as described in Section 1 of the attached Portfolio Management Agreement, to which Pilgrim Baxter & Associates, Ltd. shall act as Portfolio Manager are as follows:

    All-Growth Series

                                 THE GCG TRUST

                                  SCHEDULE B

                      COMPENSATION FOR SERVICES TO SERIES

  For the services provided by Pilgrim Baxter & Associates, Ltd. ("Portfolio Manager") to the following Series of The GCG Trust, pursuant to the attached Portfolio Management Agreement, the Manager will pay the Portfolio Manager a fee, payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:

     SERIES             RATE
     ------             ----
     All-Growth Series  0.50%

                                 THE GCG TRUST

                              AMENDED SCHEDULE B

                      COMPENSATION FOR SERVICES TO SERIES

  For the services provided by Pilgrim Baxter & Associates, Ltd. ("Portfolio Manager") to the following Series of The GCG Trust, pursuant to the attached Portfolio Management Agreement, the Manager will pay the Portfolio Manager a fee, payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:

     SERIES             RATE
     ------             ----
     All-Growth Series  0.55%

                                          THE GCG TRUST

_____________________________________     By: _________________________________
  Attest


_____________________________________     _____________________________________
  Title                                   Title

                                          DIRECTED SERVICES, INC.

_____________________________________     By: _________________________________
  Attest


_____________________________________     _____________________________________
  Title                                   Title

                                          PILGRIM BAXTER & ASSOCIATES, LTD.

_____________________________________     By: _________________________________
  Attest


_____________________________________     _____________________________________
  Title                                   Title

                                                                      EXHIBIT D

                            SUB-ADVISORY AGREEMENT

                                 THE GCG TRUST

                                                                  March 1, 1997

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

Dear Sirs:

  Directed Services, Inc. (the "Manager") and The GCG Trust (the "Fund") confirm their agreement with Putnam Investment Management, Inc. (the "Sub-Adviser") with respect to the Managed Global Series and the Emerging Markets Series (each a "Portfolio" of the Fund) as follows:

1. INVESTMENT DESCRIPTION; APPOINTMENT

  The Fund employs the Manager as the manager of the Portfolios pursuant to a management agreement, dated August 13, 1996 (the "Management Agreement"), and the Fund and the Manager desire to employ and hereby appoint the Sub-Adviser to act as the sub-investment adviser to the Portfolios. The investment objectives(s), policies and limitations governing each Portfolio are specified in the prospectus (the "Prospectus") and the statement of additional information (the "Statement") of the Fund filed with the Securities and Exchange Commission ("SEC") as part of the Fund's Registration Statement on Form N-1A, as amended or supplemented from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Fund (the "Board"). Copies of the Prospectus and the Statement have been or will be submitted to the Sub-Adviser. The Manager agrees promptly to provide copies of all amendments and supplements to the current Prospectus and the Statement to the Sub-Adviser on an on-going basis. Until the Manager delivers any such amendment or supplement to the Sub-Adviser, the Sub-Adviser shall be fully protected in relying on the Prospectus and Statement of Additional Information as previously furnished to the Sub-Adviser. The Sub-Adviser accepts the appointment and agrees to furnish the services for the compensation, as set forth below.

2. SERVICES AS SUB-ADVISER

  (a) Subject to the supervision, direction and approval of the Board and the Manager, the Sub-Adviser shall conduct a continual program of investment, evaluation and, if appropriate in the view of the Sub-Adviser, sale and reinvestment of each Portfolio's assets. The Sub-Adviser is authorized, in its sole discretion and without prior consultation with the Manager, to: (i) manage each Portfolio's assets in accordance with the Portfolio's investment objective(s) and policies as stated in the Prospectus and the Statement; (ii) make investment decisions for each Portfolio; (iii) place purchase and sale orders for portfolio transactions on behalf of each Portfolio; and (iv) employ professional portfolio managers and securities analysts who provide research services to each Portfolio. The Sub-Adviser shall not be responsible for the administrative affairs of the Fund, including, but not limited to, accounting for and pricing of the Portfolios.

  The Sub-Adviser shall furnish the custodian and portfolio accounting agent with daily information as reasonably necessary to enable the custodian and portfolio accounting agent to perform administrative and recordkeeping responsibilities. In addition, the Sub-Adviser shall furnish the Manager with quarterly and annual reports concerning transactions and performance of each Portfolio in such form as may be mutually agreed upon, and the Sub-Adviser agrees to review each Portfolio and discuss the management of it from time to time with the Manager and the Board.

  (b) Unless the Manager gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Portfolio shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of a Portfolio may be invested

  (c) The Sub-Adviser shall maintain and preserve such records related to each Portfolio's transactions as are required of a Sub-Adviser under the Investment Advisers Act of 1940, as amended. The Sub-Adviser shall timely furnish to the Manager all information relating to the Sub-Adviser's services hereunder reasonably requested by the Manager to keep and preserve the books and records of each Portfolio. The request Sub-Adviser will promptly supply to the Manager copies of any of such records upon request.

  (d) The Sub-Adviser shall (1) use its best efforts to manage each Portfolio so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, (2) use its best efforts to manage each Portfolio so as to ensure compliance with the diversification requirements of
Section 817 (h) of the Internal Revenue Code and regulations thereunder, (3) comply with applicable federal and state laws, rules and regulations applicable to it as Sub-Adviser of the Portfolio, and (4) comply with any procedure adopted by the Board, notice of which is delivered in writing to the Manager. The Manager acknowledges and agrees that the Sub-Adviser's compliance with its obligations under Sections 2(d) (1) and (2) will be based on information supplied by the Manager as to each Portfolio, including but not limited to, portfolio security lot allocation. Manager agrees to supply all such information on a timely basis.

  (e) The Sub-Adviser shall, upon request of the Manager, provide reasonable assistance in enabling the Manager, the custodian or portfolio accounting agent to determine the value of any portfolio securities or other assets of a Portfolio.

3. BROKERAGE

  In selecting brokers or dealers to execute transactions on behalf of a Portfolio, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to a Portfolio and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. Nothing in this paragraph shall be deemed to prohibit the Sub-Adviser from paying an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker, or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to a Portfolio and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion.

4. COMPENSATION

  In consideration of the services rendered pursuant to this Agreement, the Manager will pay the Sub-Adviser an annual fee calculated at the rates set forth in Exhibit A hereto of each Portfolio's average daily net assets; the fee is calculated daily and paid monthly. The fee for the period from the Effective Date (defined below) of the Agreement for a Portfolio to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement with respect to a Portfolio before the end of a month, the fee for such part of that month for that Portfolio shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Adviser, the value of a Portfolio's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

5. EXPENSES

  The Sub-Adviser shall bear all expenses (excluding brokerage costs, custodian fees, auditors fees or other expense to be borne by the Portfolios) in connection with the performance of its services under this Agreement. Each Portfolio or the Manager will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees, fees for necessary professional and brokerage services, costs relating to local administration of securities, fees for any pricing service, the costs of regulatory compliance; and pro rata costs associated with maintaining the Fund's legal existence and shareholder relations. The Sub-Adviser shall only bear the expenses it has expressly agreed to assume under this Agreement.

6. COMPLIANCE

  The Sub-Adviser shall promptly notify the Manager and the Fund if (1) the SEC has censured the Sub-Adviser; (2) it has reason to believe a Portfolio may fail to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code; (3) it has reason to believe a Portfolio may cease to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code; or (4) there is an untrue fact relating to the Sub-Adviser in material in the Prospectus or Statement previously supplied for use by the Sub-Adviser.

  The Manager shall promptly notify the Sub-Adviser if (1) the SEC has censured the Manager; (2) it has reason to believe a Portfolio may fail to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code; and (3) it has reason to believe a Portfolio may cease to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code.

7. STANDARD OF CARE AND INDEMNIFICATION

  (a) The Sub-Adviser shall exercise its best judgment and shall act in good faith in rendering the services listed in paragraphs 2 and 3 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio or the Manager in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Manager, the Fund or to the shareholders of a Portfolio to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement ("Disabling Conduct").

  (b) Except for Disabling Conduct, the Manager shall indemnify and hold the Sub-Adviser (and its officers, directors, employees, controlling persons, shareholders and affiliates ("Indemnified Persons")) harmless from any liability arising from the Sub-Adviser's conduct under this Agreement. The Sub-Adviser shall indemnify and hold the Manager (and the Manager's Indemnified Persons) harmless from any liability resulting from the Sub-Adviser's Disabling Conduct or breach of the terms of this Agreement. The Manager shall not be liable under this paragraph (b) with respect to any claim made against the Sub-Adviser (and the Sub-Adviser's Indemnified Persons) unless it received notice within a reasonable period of time after the Sub-Adviser first received notice of the claim. The Sub-Adviser shall not be liable under this paragraph (b) with respect to any claim made against the Manager (and the Manager's Indemnified Persons) unless it received notice within a reasonable period of time after the Manager first received notice of the claim.

8. TERM OF AGREEMENT

  This Agreement shall become effective for each Portfolio on March 1, 1997 (the "Effective Date") and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act. This Agreement is terminable, with respect to a Portfolio without penalty, on 60 days' written notice, by the Manager, the Board or by vote of holders of a majority (as defined in the 1940 Act and the rules hereunder) of the outstanding voting securities of such Portfolio, or upon

60 days' written notice, by the Sub-Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

9. SERVICES TO OTHER COMPANIES OR ACCOUNTS

  The Manager understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as investment manager or adviser to other investment companies, including any offshore entitled, or accounts, and the Manager has no objection to the Sub-Adviser's so acting, provided that whenever a Portfolio and one or more other investment companies or accounts managed or advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to equitable to each company and account. The Manager recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Portfolio. In addition, the Manager understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10. REPRESENTATION

  Each of the parties hereto represents that the Agreement has been duly authorized, executed and delivered by all required corporate action.

11. USE OF NAME

  (a) The Manager may use (and shall cause any of its affiliates including the Fund to use) the name "Putnam Investment Management, Inc.", "Putnam Investment Management", "Putnam Management" or "Putnam" only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect. At such times as this agreement shall no longer be in effect, the Manager shall cease (and shall cause its affiliate to cease using) to use such a name or any other name indicating that it is advised by or otherwise connected with the Sub-Advisor and shall promptly change its name accordingly.

  (b) The Manager will not, and will cause its affiliates to not, refer to the Sub-Adviser or any affiliate in any prospectus, proxy statement or sales literature except with the written permission of the Sub-Adviser.

  (c) It will permit the Portfolio to be used as a funding vehicle only for Policies issued by Golden American Life or any of its affiliates, except with the permission of the Sub-Adviser.

  (d) It will not (and will cause its affiliates to not) engage in marketing programs (written or otherwise) directed toward Putnam Capital Manager annuity contract ("PCM") which solicit transfers from PCM to the Manager's products or those of its affiliates. The Manager will not (and will cause its affiliates to not) create or use marketing materials which provide direct comparisons between PCM and the Manager's products or those of any of its affiliates. The Manager will not (and will cause its affiliates to not) reimburse voluntarily, or enter into any contract or policy after the date hereof providing for the reimbursement of, any deferred sales charges to encourage the transfer of assets from PCM to the Manager's products or those of any affiliate.

12. DECLARATION OF TRUST

  A copy of the Amended and Restated Agreement and Declaration of Trust for the Fund is on file with the Secretary of the Commonwealth of Massachusetts. The Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Fund by the Trustees of the Fund in their capacity as Trustees of the Fund and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Fund and shall not be binding upon any Trustee, officer, or shareholder of the Fund individually.

  If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

                                          Very truly yours,

                                          DIRECTED SERVICES, INC.

                                          By: _________________________________

                                          THE GCG TRUST

                                          By: _________________________________

Accepted:

PUTNAM INVESTMENT MANAGEMENT, INC.

By: _________________________________

                                                                      EXHIBIT A

                               SUB-ADVISORY FEES

  For the period from the commencement of the Sub-Adviser's services under this Sub-Advisory Agreement until such time as different fees are approved by the shareholders of the Managed Global Series and the Emerging Markets Series at a Special Meeting of Shareholders, the Sub-Advisory fees shall be the following fees, payable monthly, based on the average daily net assets of each Portfolio (Manager undertakes to use its best efforts to cause such fees to be approved in a timely fashion):

        PORTFOLIO               ANNUAL RATE
        ---------               -----------
        Managed Global Series   1st $500m     0.60%
                                over $500m    0.50%
        Emerging Markets Series all assets    0.75%

  Upon approval by shareholders of the Managed Global Series and the Emerging
Markets Series, the Sub-Advisory fees shall be as follows:

        PORTFOLIO               ANNUAL RATE
        ---------               -----------
        Managed Global Series   1st $300m     0.70%
                                over $300m    0.60%
        Emerging Market Series  1st $150m     1.00%
                                next $150m    0.95%
                                over $300m    0.85%

                                                                      EXHIBIT E

                        PORTFOLIO MANAGEMENT AGREEMENT

  AGREEMENT made this 13th day of August, 1996, among The GCG Trust (the "Trust"), a Massachusetts business trust, Directed Services, Inc. (the "Manager"), a New York corporation, and Equitable Investment Services, Inc. ("Portfolio Manager"), an Iowa corporation.

  WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

  WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

  WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

  WHEREAS, pursuant to a Management Agreement, effective as of August 13, 1996, a copy of which has been provided to the Portfolio Manager, the Trust has retained the Manager to render advisory, management, and administrative services to many of the Trust's series;

  WHEREAS, the Trust and the Manager wish to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to the Trust and the Manager;

  NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Trust, the Manager, and the Portfolio Manager as follows:

  1. Appointment. The Trust and the Manager hereby appoint Equitable Investment Services, Inc. to act as Portfolio Manager to the Series designated on Schedule A of this Agreement (each a "Series") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Manager wish to retain the Portfolio Manager to render investment advisory services hereunder, they shall promptly notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall so notify the Trust and Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

  2. Portfolio Management Duties. Subject to the supervision of the Trust's Board of Trustees and the Manager, the Portfolio Manager will provide a continuous investment program for each Series' portfolio and determine the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of each Series should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of each Series. To the extent permitted by the investment policies of the Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Portfolio Manager will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Trust's Registration Statement filed with the Securities and Exchange Commission (the "SEC"), as from time to time amended, copies of which shall be sent to the Portfolio Manager by the Manager upon filing with the SEC. The Portfolio Manager further agrees as follows:

    (a) The Portfolio Manager will (1) manage each Series so that no action or omission on the part of the Portfolio Manager will cause a Series to fail to meet the requirements to qualify as a regulated investment company specified in Section 851 of the Internal Revenue Code (other than the requirements for the Trust to register under the 1940 Act and to file with its tax return an election to be a regulated investment company, both of which shall not be the responsibility of the Portfolio Manager), (2) manage each Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and regulations issued thereunder, and (3) use reasonable efforts to manage the Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. The Manager will notify the Portfolio Manager promptly if the Manager believes that a Series is in violation of any requirement specified in the first sentence of this paragraph. The Manager or the Trust will notify the Portfolio Manager of any pertinent changes, modifications to, or interpretations of Section 817(h) of the Internal Revenue Code and regulations issued thereunder and of rules or regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies.

    (b) The Portfolio Manager will perform its duties hereunder pursuant to the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees of which the Portfolio Manager has been notified in writing, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Portfolio Manager has received a copy ("Registration Statement"). The Manager or the Trust will notify the Portfolio Manager of pertinent provisions of applicable state insurance law with which the Portfolio Manager must comply under this Paragraph 2(b).

    (c) On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of a Series as well as of other investment advisory clients of the Portfolio Manager or any of its affiliates, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to review by the Manager and the Board of Trustees.

    (d) In connection with the purchase and sale of securities for a Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, SEDOL, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Portfolio Manager will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian and portfolio accounting agent.

    (e) The Portfolio Manager will assist the portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other assets of the Series for which the portfolio accounting agent seeks assistance from or identifies for review by the Portfolio Manager, and the parties agree that the Portfolio Manager shall not bear responsibility or liability for the determination or accuracy of the valuation of any portfolio securities and other assets of the Series except to the extent that the Portfolio Manager exercises judgment with respect to any such valuation.

    (f) The Portfolio Manager will make available to the Trust and the Manager, promptly upon request, all of the Series' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

    (g) The Portfolio Manager will provide reports to the Trust's Board of Trustees for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Trust's Board of Trustees with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

    (h) In rendering the services required under this Agreement, the Portfolio Manager may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. However, the Portfolio Manager may not retain as subadviser any company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust's Board of Trustees and a majority of Trustees who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Trust, the Manager, or the Portfolio Manager, or any such company that is retained as subadviser, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Portfolio Manager shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager, any subadviser that the Portfolio Manager has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Portfolio Manager's knowledge, in any material connection with the handling of Trust assets:

      (i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

      (ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

      (iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

  3. Broker-Dealer Selection. The Portfolio Manager is responsible for decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Portfolio Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Portfolio Manager or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager's or its affiliate's overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Portfolio Manager if it is registered as a broker-dealer with the SEC, to its affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and the Portfolio Manager will report on said allocation regularly to the Board of Trustees of the Trust indicating the broker-dealers to which such allocations have been made and the basis therefor.

  4. Disclosure about Portfolio Manager. The Portfolio Manager has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Portfolio Manager, and represents and warrants that, with respect to the disclosure about or information relating, directly or indirectly, to the Portfolio Manager, to the Portfolio Manager's knowledge, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act, or alternatively that it is not required to be a registered investment adviser under the Advisers Act to perform the duties described in this Agreement, and that it is a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered.

  5. Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust's operations including, but not limited to:

    (a) Expenses of all audits by the Trust's independent public accountants;

    (b) Expenses of the Series' transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

    (c) Expenses of the Series' custodial services including recordkeeping services provided by the custodian;

    (d) Expenses of obtaining quotations for calculating the value of each Series' net assets;

    (e) Expenses of obtaining Portfolio Activity Reports and Analyses of International Management Reports (as appropriate) for each Series;

    (f) Expenses of maintaining the Trust's tax records;

    (g) Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or an affiliate of the Portfolio Manager;

    (h) Taxes levied against the Trust;

    (i) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Series;

    (j) Costs, including the interest expense, of borrowing money;

    (k) Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the regulation of shares with federal and state securities or insurance authorities;

    (l) The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

    (m) Costs of printing stock certificates representing shares of the Trust;

    (n) Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

    (o) The Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

    (p) Association membership dues;

    (q) Extraordinary expenses of the Trust as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Portfolio Manager is responsible for such expenses under Section 14 of this Agreement), and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

    (r) Organizational and offering expenses.

  6. Compensation. For the services provided, the Manager will pay the Portfolio Manager a fee, payable monthly as described in Schedule B.

  7. Seed Money. The Manager agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Series.

  8. Compliance.

    (a) The Portfolio Manager agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC or other governmental authority has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the regulations thereunder. The Portfolio Manager further agrees to notify the Manager and the Trust promptly of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.

    (b) The Manager agrees that it shall immediately notify the Portfolio Manager (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder.

  9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Manager's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

  10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust.

  11. Representations Respecting Portfolio Manager.

    (a) During the term of this Agreement, the Trust and the Manager agree to furnish to the Portfolio Manager at its principal offices prior to use thereof copies of all Registration Statements and amendments thereto, prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or any Series or to the public that refer or relate in any way to the Portfolio Manager, Equitable Investment Services, Inc. or any of its affiliates (other than the Manager), or that use any derivative of the name Equitable Investment Services, Inc. or any logo associated therewith. The Trust and the Manager agree that they will not use any such material without the prior consent of the Portfolio Manager, which consent shall not be unreasonably withheld. In the event of the termination of this Agreement, the Trust and the Manager will furnish to the Portfolio Manager copies of any of the above-mentioned materials that refer or relate in any way to the Portfolio Manager;

    (b) the Trust and the Manager will furnish to the Portfolio Manager such information relating to either of them or the business affairs of the Trust as the Portfolio Manager shall from time to time reasonably request in order to discharge its obligations hereunder;

    (c) the Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager.

  12. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserve the right to direct, approve, or disapprove any action hereunder taken on its behalf by the Portfolio Manager.

  13. Services Not Exclusive. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities.

  14. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

  15. Indemnification.

    (a) Notwithstanding Section 14 of this Agreement, the Manager agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person of the Portfolio Manager (other than the Manager), and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (all of such persons being referred to as "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the

  Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Trust which (1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Manager, any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or prospectus covering shares of the Trust or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Portfolio Manager Indemnified Person; provided however, that in no case shall the indemnity in favor of the Portfolio Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

    (b) Notwithstanding Section 14 of this Agreement, the Portfolio Manager agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager (other than the Portfolio Manager), and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities as Portfolio Manager of the Series which (1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager, (2) may be based upon a failure to comply with Section 2, Paragraph (a) of this Agreement, or (3) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Portfolio Manager and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

    (c) The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Portfolio Manager Indemnified Person unless such Portfolio Manager Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Portfolio Manager Indemnified Person (or after such Portfolio Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Portfolio Manager Indemnified Person against whom such action is brought otherwise than on account of this
  Section 15. In case any such action is brought against the Portfolio Manager Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Portfolio Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Portfolio Manager Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Portfolio Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Portfolio Manager Indemnified Person, adequately represent the interests of the Portfolio Manager Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Portfolio Manager Indemnified Person, which counsel shall be satisfactory to the Manager and to the Portfolio Manager Indemnified Person. The Portfolio Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Portfolio Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Portfolio Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Portfolio Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Portfolio Manager Indemnified Person.

    (d) The Portfolio Manager shall not be liable under Paragraph (b) of this
  Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Portfolio Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Portfolio Manager of any such claim shall not relieve the Portfolio Manager from any liability which it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this
  Section 15. In case any such action is brought against the Manager Indemnified Person, the Portfolio Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Portfolio Manager assumes the defense of any such action and the selection of counsel by the Portfolio Manager to represent both the Portfolio Manager and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Portfolio Manager will, at its own expense, assume the defense with counsel to the Portfolio Manager and, also at its own expense, with separate counsel to the Manager Indemnified Person which counsel shall be satisfactory to the Portfolio Manager and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Portfolio Manager shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Portfolio Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

    (e) The Manager shall not be liable under this Section 15 to indemnify and hold harmless the Portfolio Manager and the Portfolio Manager shall not be liable under this Section 15 to indemnify and hold harmless the Manager with respect to any losses, claims, damages, liabilities, or litigation that first become known to the party seeking indemnification during any period that the Portfolio Manager is, within the meaning of Section 15 of the 1933 Act, a controlling person of the Manager.

  16. Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for two (2) years from such date and continue on an annual basis thereafter with respect to each Series; provided that such annual continuance is specifically approved each year by
(a) the vote of a majority of the entire Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The Portfolio Manager shall not provide any services for such Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940
Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (a) by the Manager at any time without penalty, upon sixty (60) days' written notice to the Portfolio Manager and the Trust,
(b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) day's written notice to the Manager and the Portfolio Manager, or (c) by the Portfolio Manager at any time without penalty, upon sixty (60) days written notice to the Manager and the Trust. In addition, this Agreement shall terminate with respect to a Series in the event that it is not initially approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the Agreement shall be considered by shareholders of the Series. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such records by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(f), 9, 10, 11, 14, 15, and 18 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph numbered 16.

  17. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

  18. Use of Name.

    (a) It is understood that the name "Directed Services, Inc." or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Series. Upon termination of the Management Agreement between the Trust and the Manager, the Portfolio Manager shall forthwith cease to use such name (or derivative or logo).

    (b) It is understood that the name "Equitable Investment Services, Inc." or any derivative thereof or logo associated with that name is the valuable property of the Portfolio Manager and its affiliates and that the Trust and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Trust with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a portfolio manager to the Trust and/or the Series. Upon termination of this Agreement between the Trust, the Manager, and the Portfolio Manager, the Trust shall forthwith cease to use such name (or derivative or logo).

  19. Amended and Restated Agreement and Declaration of Trust. A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Trust by Trustees of the Trust in their capacity as Trustees of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

  20. Miscellaneous.

    (a) This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

    (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

    (c) To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

    (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

    (e) Nothing herein shall be construed as constituting the Portfolio Manager as an agent of the Manager, or constituting the Manager as an agent of the Portfolio Manager.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                          THE GCG TRUST

-------------------------------------     By: _________________________________
Attest

-------------------------------------     By: _________________________________
Title                                     Title

                                          DIRECTED SERVICES, INC.

-------------------------------------     By: _________________________________
Attest

-------------------------------------     By: _________________________________
Title                                     Title

                                          EQUITABLE INVESTMENT SERVICES, INC.

-------------------------------------     By: _________________________________
Attest

-------------------------------------     By: _________________________________
Title                                     Title

                              AMENDED SCHEDULE A

  The Series of The GCG Trust, as described in Section 1 of the Portfolio Management Agreement dated August 13, 1996, to which Equitable Investment Services, Inc. shall act as Portfolio Manager are as follows:

    Limited Maturity Bond Series

    Liquid Asset Series

    Market Manager Series

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of this 28th day of February, 1997.

                                          THE GCG TRUST

-------------------------------------     By: _________________________________
Attest

-------------------------------------     By: _________________________________
Title                                     Title

                                          DIRECTED SERVICES, INC.

-------------------------------------     By: _________________________________
Attest

-------------------------------------     By: _________________________________
Title                                     Title

                                          EQUITABLE INVESTMENT SERVICES, INC.

-------------------------------------     By: _________________________________
Attest

-------------------------------------     By: _________________________________
Title                                     Title

                               AMENDED SCHEDULE B

                      COMPENSATION FOR SERVICES TO SERIES

  For the services provided by Equitable Investment Services, Inc. ("Portfolio Manager") to the following Series of The GCG Trust, pursuant to the Portfolio Management Agreement dated August 13, 1996, the Manager will pay the Portfolio Manager a fee, payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the
Series:

   SERIES                 RATE
   ------                 ----
   Limited Maturity Bond
    Series                0.30% of the first $25 million
                          0.25% of the next $50 million
                          0.20% of the next $75 million
                          0.15% of the amount over $150 million;
                          subject to a minimum annual fee of $35,000 (payable
                          at the end of each calendar year) starting from the
                          time that the Portfolio Manager renders investment
                          management services for the assets of the Series,
                          and this amount shall be pro-rated for any portion
                          of a year in which the Portfolio Management
                          Agreement is not in effect or during which the
                          obligation to pay this minimum fee has not
                          commenced.
   Liquid Asset Series    0.20% of the first $25 million
                          0.15% of the next $50 million
                          0.10% of the amount over $75 million;
                          subject to a minimum annual fee of $35,000 (payable
                          at the end of each calendar year) starting from the
                          time that the Portfolio Manager renders active
                          investment management services for the assets of the
                          Series, and this amount shall be pro-rated for any
                          portion of a year in which the Portfolio Management
                          Agreement is not in effect or during which the
                          obligation to pay this minimum fee has not
                          commenced.
   Market Manager Series  0.50%
                          (payable at the end of each calendar year) starting
                          from the time that the Portfolio Manager renders
                          active investment management services for the assets
                          of the Series, and this amount shall be pro-rated
                          for any portion of a year in which the Portfolio
                          Management Agreement is not in effect or during
                          which the obligation to pay this minimum fee has not
                          commenced.